Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/09 SF QR       Printed on recycled paper

2009

Third Quarter Report

September 30, 2009

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 19.9% for the third quarter of 2009, compared to 15.6% for the Standard & Poor’s 500 Index (S&P 500). For the nine months ended September 30, 2009, the Fund had a total return of 25.6%, compared to 19.3% for the S&P 500. At quarter end, the Fund had net assets of $39.9 billion, with a cash position of 2.6%.

MARKET COMMENTARY

In the third quarter of 2009, U.S. equity and credit markets extended their gains achieved in the second quarter, fueled by an improving economic backdrop, the continuation of accommodative U.S. monetary and fiscal policies, and a receding financial sector crisis. The U.S. economic recovery appeared to be under way: evidence included a rebound in manufacturing and service sector activity, and an improvement in personal consumption and housing sector activity. Corporate profits exceeded expectations, largely due to cost-cutting measures. Nevertheless, the economy remained in a weakened state with the unemployment rate at a 26-year high of 9.8% and suboptimal credit conditions. As a result, the Federal Reserve kept short-term interest rates near zero and the Treasury maintained government support for capital markets.

INVESTMENT STRATEGY

After a dramatic rally in the equity markets since March 2009 lows (S&P 500 up 58% and the Fund up 76% from March 9 through September 30), some observers are questioning whether investors have become too optimistic, given the current outlook for the domestic economy. We are reminded of the classic expression: “it’s tough to make predictions, especially about the future.” At Dodge & Cox, rather than attempt to forecast near-term economic or market results, we consider the range of potential outcomes for individual companies’ profits and cash flows during the next three to five years. We use this information in selecting the Fund’s investments and are confident that many attractive investment opportunities remain available over our longer-term time horizon.

We are continually reevaluating the Fund’s holdings as prices and company fundamentals change. One of the tools we utilize to deal with significant changes in stock prices is our “all-cash portfolio” exercise. Periodically, our portfolio managers and research analysts participate in the task of selecting from scratch a fully invested portfolio that they would hold for the next three to five years. This focuses our attention on companies where we have the most conviction at today’s valuations. This team exercise is often helpful in stimulating discussion about potential new investment ideas, as well as possible additions to, trims, and sales of the Fund’s current holdings.

Opportunity in Health Care

The health care sector of the U.S. economy has been getting significant attention lately, due to the well-publicized movement for government reform in some fashion. In our view, the cloud of uncertainty hanging over the sector is giving us the opportunity to invest in solid business franchises in pharmaceuticals, medical devices, and services at their lowest valuations in decades. Our fundamental research and stock selection process continues to be “bottom-up” oriented, focused on the long-term outlook for and valuation of individual companies. We develop a range of potential outcomes, incorporating downside risk and upside potential, for each company’s profits and cash flow. As we assess the possible impact of U.S. health care reform, we believe current stock prices for many leading companies reflect a fairly pessimistic scenario and may not reflect positive developments. For example, technological innovation will continue to drive advancements in medical products and services. We also believe the developing world is likely to be a source of significant long-term incremental growth, as more resources are dedicated to modern health care.

As of September 30, 2009, 23.1% of the Fund was invested in the Health Care sector, compared to 13.1% in the S&P 500, which was the Fund’s largest sector overweight. This year we built a significant position in Merck,1 one of the ten largest pharmaceutical companies in the world. Like most pharmaceutical companies, Merck faces the challenges of patent expirations, generic competition, and possible new drug pipeline disappointments. However, we believe Merck is an attractive holding because of its low valuation, historically productive research labs, strong patent franchises, and

PAGE 1 ▪ DODGE & COX STOCK FUND

considerable cost reduction opportunities, including synergies from its pending acquisition of Schering-Plough.

IN CLOSING

While we are pleased with the Fund’s recent returns, we would caution shareholders that the pace of recovery for equity markets going forward is unlikely to match the dramatic “bounce” we have seen from the March lows. Historically, through both good times and bad, long-term investment returns have been driven by earnings growth and dividend yield. Bolstered by our “all-cash portfolio” exercise, we are optimistic about the long-term earnings and cash flow prospects for the Fund’s holdings. Our long-term investment horizon, combined with our detailed understanding of companies in the Fund, gives us the ability to be persistent investors. We encourage our shareholders to have a similar long-term view toward investing.

Thank you for your continued confidence in our firm and in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

November 3, 2009

[1]	We use Merck as an illustration of our investment process, not because we believe it is more attractive than the Fund’s other holdings.

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 4.3 percentage points during the third quarter.

Key Contributors to Relative Results

▪

Relative returns in the Consumer Discretionary sector (up 25% versus up 19% for the S&P 500 sector), combined with a higher average weighting (17% versus 9%), had a positive impact. Liberty Interactive (up 119%) and News Corp. (up 32%) were strong performers.

▪

Relative returns from holdings in the Information Technology sector (up 22% versus up 17% for the S&P 500 sector) contributed. Fund holdings eBay (up 38%), Motorola (up 30%), and Hewlett-Packard (up 22%) helped.

▪	Returns from holdings in the Industrials sector (up 36% versus up 22% for the S&P 500 sector) also contributed. General Electric (up 41%) and FedEx (up 35%) were particularly strong.
▪	Additional contributors included Capital One (up 64%), Dow Chemical (up 62%), and Novartis (up 24%).

Key Detractors from Relative Results

▪

Weak returns from holdings in the Telecommunication Services sector (down 11% versus up 6% for the S&P 500 sector) hurt results. Sprint Nextel was down 18% for the quarter, but remained up sharply year to date.

▪	Additional detractors included Sallie Mae (down 15%), WellPoint (down 7%), Bank of New York Mellon (down 1%), and Hitachi (down 1%).

DODGE & COX STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	-3.68%	0.82%	5.97%	10.36%
S&P 500	-6.93	1.02	-0.15	8.00

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of any dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Standard & Poor’s 500 Index (S&P 500) is a widely recognized, unmanaged index of common stock prices. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	September 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$92.24
Total Net Assets (billions)	$39.9
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.53%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	12%
30-Day SEC Yield(a)	1.11%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	83	500
Median Market Capitalization (billions)	$17	$8
Weighted Average Market Capitalization (billions)	$56	$77
Price-to-Earnings Ratio(b)	13.2x	21.4x
Foreign Stocks(c)	18.4%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.8%
Schlumberger, Ltd.	3.5
Novartis AG (Switzerland)	3.3
Comcast Corp.	3.2
General Electric Co.	3.2
Wells Fargo & Co.	3.2
Motorola, Inc.	3.0
Capital One Financial Corp.	2.9
Merck & Co., Inc.	2.8
GlaxoSmithKline PLC (United Kingdom)	2.8

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	23.1%	13.1%
Information Technology	20.1	18.7
Consumer Discretionary	17.2	9.1
Financials	12.5	15.2
Energy	9.7	11.7
Industrials	8.3	10.3
Materials	2.9	3.5
Telecommunication Services	2.1	3.2
Consumer Staples	1.5	11.5
Utilities	0.0	3.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS: 97.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.2%
CONSUMER DURABLES & APPAREL: 2.8%
Panasonic Corp. ADR(b) (Japan)	34,433,474	$502,728,720
Sony Corp. ADR(b) (Japan)	21,052,850	614,743,220

		1,117,471,940
MEDIA: 11.0%
Comcast Corp., Class A	76,495,497	1,292,008,944
DISH Network Corp., Class A(a)	6,842,870	131,793,676
Interpublic Group of Companies, Inc.(a)	20,421,293	153,568,123
Liberty Entertainment, Series A(a)	2,647,500	82,363,725
Liberty Global, Inc., Series A(a)	764,210	17,248,220
Liberty Global, Inc., Series C(a)	1,301,653	29,235,127
News Corp., Class A	90,878,226	1,089,629,930
Time Warner Cable, Inc.(a)	13,185,610	568,167,935
Time Warner, Inc.	35,222,732	1,013,710,227

		4,377,725,907
RETAILING: 3.4%
CarMax, Inc.(a),(c)	9,007,200	188,250,480
Home Depot, Inc.	21,005,300	559,581,192
Liberty Interactive, Series A(a)	37,923,375	416,019,424
Macy’s, Inc.	11,090,092	202,837,782

		1,366,688,878

		6,861,886,725
CONSUMER STAPLES: 1.5%
FOOD & STAPLES RETAILING: 1.4%
Wal-Mart Stores, Inc.	7,522,950	369,301,616
Walgreen Co.	4,512,075	169,067,450

		538,369,066
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Avon Products, Inc.	1,620,680	55,038,293

		593,407,359
ENERGY: 9.7%
Baker Hughes, Inc.(c)	15,792,258	673,697,726
Chevron Corp.	8,830,680	621,944,792
Occidental Petroleum Corp.	12,553,100	984,163,040
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,812,564	212,626,694
Schlumberger, Ltd.	23,273,294	1,387,088,323

		3,879,520,575
FINANCIALS: 12.5%
BANKS: 5.4%
BB&T Corp.	12,062,844	328,591,871
HSBC Holdings PLC ADR(b) (United Kingdom)	6,129,229	351,511,283
SunTrust Banks, Inc.	3,017,157	68,036,890
U.S. Bancorp	5,957,814	130,237,814
Wells Fargo & Co.	44,911,741	1,265,612,861

		2,143,990,719

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 5.2%
Bank of New York Mellon Corp.	12,856,624	$372,713,530
Capital One Financial Corp.(c)	31,943,611	1,141,345,221
Credit Suisse Group AG ADR(b) (Switzerland)	2,467,900	137,338,635
Legg Mason, Inc.	4,656,700	144,497,401
SLM Corp.(a),(c)	26,185,882	228,340,891
State Street Corp.	1,163,975	61,225,085

		2,085,460,763
INSURANCE: 1.9%
AEGON NV(a),(b) (Netherlands)	26,858,988	227,227,038
Genworth Financial, Inc., Class A(a)	6,487,660	77,527,537
Loews Corp.	3,908,000	133,849,000
The Travelers Companies, Inc.	6,511,750	320,573,453

		759,177,028

		4,988,628,510
HEALTH CARE: 23.1%
HEALTH CARE EQUIPMENT & SERVICES: 7.1%
Boston Scientific Corp.(a)	47,269,500	500,584,005
Cardinal Health, Inc.(c)	18,220,750	488,316,100
CareFusion Corp.(a)	10,484,875	228,570,275
Covidien PLC(b) (Ireland)	5,563,291	240,667,969
UnitedHealth Group, Inc.	24,588,500	615,696,040
WellPoint, Inc.(a)	16,352,554	774,456,957

		2,848,291,346
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.0%
Amgen, Inc.(a)	17,761,300	1,069,763,099
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,824,300	1,099,338,093
Merck & Co., Inc.	35,555,500	1,124,620,465
Novartis AG ADR(b) (Switzerland)	26,065,500	1,313,179,890
Pfizer, Inc.	51,012,864	844,262,899
Sanofi-Aventis ADR(b) (France)	20,368,600	752,619,770
Thermo Fisher Scientific, Inc.(a)	614,115	26,818,402
Wyeth	2,900,850	140,923,293

		6,371,525,911

		9,219,817,257
INDUSTRIALS: 8.3%
CAPITAL GOODS: 5.5%
Caterpillar, Inc.	4,491,500	230,548,695
Eaton Corp.	5,124,705	290,007,056
General Electric Co.	77,698,175	1,275,804,033
Koninklijke Philips Electronics NV(b) (Netherlands)	2,508,600	61,109,496
Tyco International, Ltd.(b) (Switzerland)	9,660,775	333,103,522

		2,190,572,802
COMMERICAL & PROFESSIONAL SERVICES: 0.6%
Pitney Bowes, Inc.	10,286,950	255,630,708

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.2%
FedEx Corp.	11,883,599	$893,884,317

		3,340,087,827
INFORMATION TECHNOLOGY: 20.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Maxim Integrated Products, Inc.(c)	24,348,800	441,687,232
SOFTWARE & SERVICES: 6.9%
Adobe Systems, Inc.(a)	2,448,579	80,901,050
Autodesk, Inc.(a)	1,680,700	40,000,660
BMC Software, Inc.(a)	8,050,940	302,151,778
Cadence Design Systems, Inc.(a),(c)	23,282,600	170,894,284
Citrix Systems, Inc.(a),(c)	12,427,022	487,512,073
Computer Sciences Corp.(a),(c)	7,544,072	397,648,035
Compuware Corp.(a),(c)	22,088,112	161,905,861
EBay, Inc.(a)	27,873,300	658,088,613
Symantec Corp.(a)	16,700,000	275,049,000
Synopsys, Inc.(a),(c)	8,077,849	181,105,375

		2,755,256,729
TECHNOLOGY, HARDWARE & EQUIPMENT: 12.1%
Hewlett-Packard Co.	40,453,595	1,909,814,220
Hitachi, Ltd. ADR(a),(b) (Japan)	5,355,000	163,755,900
Molex, Inc.	2,547,600	53,193,888
Molex, Inc., Class A	8,724,330	163,930,161
Motorola, Inc.(a),(c)	139,005,211	1,194,054,763
Nokia Corp. ADR(b) (Finland)	13,900,000	203,218,000
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	16,020,500	160,525,410
Tyco Electronics, Ltd.(b) (Switzerland)	20,002,540	445,656,591
Xerox Corp.(c)	67,997,300	526,299,102

		4,820,448,035

		8,017,391,996
MATERIALS: 2.9%
Cemex SAB de CV ADR(a),(b) (Mexico)	17,106,791	221,019,740
Domtar Corp.(a)	1,370,959	48,285,176
Dow Chemical Co.	30,345,345	791,103,144
Vulcan Materials Co.	2,046,548	110,656,850

		1,171,064,910
TELECOMMUNICATION SERVICES: 2.1%
Sprint Nextel Corp.(a),(c)	127,825,739	504,911,669
Vodafone Group PLC ADR(b) (United Kingdom)	14,500,000	326,250,000

		831,161,669

TOTAL COMMON STOCKS (Cost $41,478,528,938)		$38,902,966,828

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$120,672,021	$120,672,021
REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(d) 0.01%, 10/1/09, maturity value $434,396,121	434,396,000	434,396,000

TOTAL SHORT-TERM INVESTMENTS (Cost $555,068,021)		$555,068,021

TOTAL INVESTMENTS (Cost $42,033,596,959)	98.8%	$39,458,034,849
OTHER ASSETS LESS LIABILITIES	1.2%	470,141,514

NET ASSETS	100.0%	$39,928,176,363

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Federal Home Loan Bank, 3.625%, 7/1/11; and Freddie Mac, 1.45%-6.875%, 9/10/10-6/29/11. Total collateral value is $443,084,836.

ADR: American Depositary Receipt

DODGE & COX STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2009:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$38,902,966,828	$—	$—
Short-term Investments
Money Market Fund	120,672,021	—	—
Repurchase Agreement	—	434,396,000	—

Total	$39,023,638,849	$434,396,000	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2009, the cost of investments for federal income tax purposes was $42,105,256,738. Net unrealized depreciation aggregated $2,647,221,889, of which $4,874,583,329 represented appreciated securities and $7,521,805,218 represented depreciated securities.

PAGE 7 ▪ DODGE & COX STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2009. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income[a]		Value at End of Period
Baker Hughes, Inc.	15,061,494	808,500	(77,736)	15,792,258	$7,016,577		$673,697,726
Cadence Design Systems, Inc.	23,293,600	12,300	(23,300)	23,282,600	—	(b)	170,894,284
Capital One Financial Corp.	26,304,011	5,665,900	(26,300)	31,943,611	12,775,070		1,141,345,221
Cardinal Health, Inc.	21,868,375	10,900	(3,658,525)	18,220,750	9,933,620		488,316,100
CarMax, Inc.	11,812,400	6,600	(2,811,800)	9,007,200	—	(b)	—	(c)
Citrix Systems, Inc.	12,014,741	424,681	(12,400)	12,427,022	—	(b)	487,512,073
Computer Sciences Corp.	13,462,172	5,700	(5,923,800)	7,544,072	—	(b)	—	(c)
Compuware Corp.	22,096,012	14,200	(22,100)	22,088,112	—	(b)	161,905,861
Health Management Associates, Inc.	15,334,500	—	(15,334,500)	—	—	(b)	—
Maxim Integrated Products, Inc.	24,360,200	12,900	(24,300)	24,348,800	14,608,980		441,687,232
Motorola, Inc.	155,139,211	20,900	(16,154,900)	139,005,211	—	(b)	1,194,054,763
SLM Corp.	26,195,782	16,200	(26,100)	26,185,882	—	(b)	228,340,891
Sprint Nextel Corp.	109,849,239	30,069,100	(12,092,600)	127,825,739	—	(b)	—	(c)
Synopsys, Inc.	6,825,369	1,259,280	(6,800)	8,077,849	—	(b)	181,105,375
Xerox Corp.	57,778,300	10,278,600	(59,600)	67,997,300	8,235,348		526,299,102

					$52,569,595		$5,695,158,628

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information please see the Fund’s most recent prospectus and annual report on the Fund’s website www.dodgeandcox.com.

DODGE & COX STOCK FUND ▪ PAGE 8

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PAGE 9 ▪ DODGE & COX STOCK FUND

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DODGE & COX STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/09 GSF QR       Printed on recycled paper

2009

Third Quarter Report

September 30, 2009

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 27.1% for the third quarter of 2009, compared to 17.5% for the MSCI World Index (MSCI World). For the nine months ended September 30, 2009, the Fund had a total return of 44.2%, compared to 24.9% for the MSCI World. At quarter end, the Fund had net assets of $718 million with a cash position of 3.0%.

MARKET COMMENTARY

Global equity markets continued to recover in the third quarter of 2009, driven by the stabilizing global economy and growing investor optimism. Almost every region posted double-digit percentage gains in U.S. dollar terms. Government fiscal and monetary policies and financial sector support programs continued to provide liquidity in the world’s leading economies. While unemployment continues to rise, many markets were showing signs of a rebound in manufacturing and service sector activity, as well as stabilization of housing prices.

INVESTMENT STRATEGY

Given the strong rally in global equity markets since March 2009 lows (MSCI World up 67% and the Fund up 106% from March 9 through September 30), some are questioning whether valuations have exceeded the improvement in near-term fundamentals. Rather than attempt to forecast near-term economic or market results, we evaluate a range of potential outcomes for individual companies’ profits and cash flows over a three-to five-year period. In selecting investments, we weigh these prospects in relation to current valuation. We then continued to evaluate the Fund’s holdings as prices and fundamentals change. Despite the recent rebound, we are finding companies with valuations that are attractive relative to their longer-term prospects.

Opportunity in Health Care

One area where we are seeing potential opportunity is in health care. This sector of the U.S. economy has been getting significant attention lately, due to the well-publicized movement for government reform. In our view, the cloud of uncertainty hanging over health care is giving us the opportunity to invest in solid global business franchises in pharmaceuticals, medical devices, and services at their lowest valuations in decades. As we assess the possible impact of U.S. health care reform, we believe current stock prices for many leading global companies reflect a fairly pessimistic scenario and may not reflect positive developments. For example, technological innovation will continue to drive advancements in medical products and services. In particular, the developing world is also likely to be a source of significant long-term incremental growth, as more resources are dedicated to modern health care.

As of September 30, 2009, 14.7% of the Fund was invested in the Health Care sector, compared to 10.1% in the MSCI World, which was the Fund’s largest sector overweight. This year we built a significant position in Merck1, one of the ten largest pharmaceutical companies in the world. Like most pharmaceutical companies, Merck faces the challenges of patent expirations, generic competition, and possible new drug pipeline disappointments. However, we believe Merck is an attractive holding because of its low valuation, historically productive research labs, strong patent franchises, and considerable cost reduction opportunities, including synergies from its pending acquisition of Schering-Plough.

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

IN CLOSING

Despite a strong rebound, the MSCI World is still down significantly from its peak two years ago. While there is much consideration of the short-term macroeconomic data by many investors, we continue to focus on long-term investment opportunities. The Fund remains fully invested in a diversified portfolio of companies that should benefit when economic expansion continues. While we are pleased with the Fund’s recent returns, we would caution shareholders that the pace of recovery for equity markets going forward is unlikely to match the dramatic “bounce” we have seen from the March lows.

Thank you for your continued confidence in our firm and in the Dodge & Cox Global Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

November 3, 2009

[1]	We use Merck as an illustration of our investment process, not because we believe it is more attractive than the Fund’s other holdings.

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 9.6 percentage points for the third quarter.

Key Contributors To Relative Results

▪

The Fund’s performance was helped by both stock selection and the Fund’s relative overweight in certain sectors. Our willingness to hold certain securities that had been especially weak in the market downturn contributed positively to performance.

▪

Stock selection in the Fund’s Materials holdings (up 52% versus up 20% for the MSCI World sector) and higher average Materials weighting (11% versus 7% for the MSCI World sector) were key contributors to relative performance. In particular, Domtar Corp. (up 112%) and Arkema (up 50%) helped relative performance.

▪	The Fund’s Financials securities returned 34% while the MSCI World sector returned 26% in the quarter. Solid returns from Capital One (up 63%) and Unicredit (up 55%) helped relative performance.
▪	Liberty Interactive (up 119%) was another notable contributor.

Key Detractors From Relative Results

▪

The Fund’s overweight position in the Health Care sector detracted from relative results, given the sector’s continued underperformance. Weak returns from WellPoint (down 7%) detracted from performance.

▪	Sprint (down 18%) hurt performance.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

TOTAL RETURN

	1 Year	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	9.70%	-16.42%
MSCI World	-2.28	-16.56

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of any dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The MSCI World is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI World is a service mark of MSCI Barra.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND INFORMATION	September 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$7.70
Total Net Assets (millions)	$718
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.82%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	15%
30-Day SEC Yield(a)	0.90%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	88	1,660
Median Market Capitalization (billions)	$21	$7
Weighted Average Market Capitalization (billions)	$51	$60
Price-to-Earnings Ratio(b)	14.7x	15.0x
Countries Represented	24	23
Emerging Markets (Brazil, Egypt, India, Indonesia, Mexico, Russia, South Africa, Thailand, Turkey)	11.7%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Capital One Financial Corp. (United States)	2.8%
Hewlett-Packard Co. (United States)	2.6
General Electric Co. (United States)	2.6
Schlumberger, Ltd. (United States)	2.5
Novartis AG (Switzerland)	2.4
Domtar Corp. (United States)	2.4
Merck & Co., Inc. (United States)	2.2
GlaxoSmithKline PLC (United Kingdom)	2.2
Lafarge SA (France)	2.2
Unicredit SPA (Italy)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund		MSCI World
United States	38.0%		47.7%
Europe (excluding United Kingdom)	37.0		21.7
United Kingdom	8.2		9.9
Latin America	4.2		0.0
Japan	3.8		10.2
Pacific (excluding Japan)	3.5		5.7
Africa	2.3		0.0
Canada	0.0		4.8
Middle East	0.0	(d)	0.0

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	20.6%	21.6%
Health Care	14.7	10.1
Information Technology	13.9	11.5
Consumer Discretionary	12.5	9.3
Industrials	10.8	10.5
Materials	10.4	7.0
Energy	8.7	10.8
Telecommunication Services	4.1	4.5
Consumer Staples	1.3	10.0
Utilities	0.0	4.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(d)	Rounds to 0.0%.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS: 94.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 11.6%
AUTOMOBILES & COMPONENTS: 0.9%
Bayerische Motoren Werke AG (Germany)	73,300	$3,534,332
Yamaha Motor Co., Ltd.(a) (Japan)	211,400	2,607,027

		6,141,359
CONSUMER DURABLES & APPAREL: 1.9%
Panasonic Corp. (Japan)	311,800	4,595,459
Sony Corp. (Japan)	298,000	8,814,015

		13,409,474
MEDIA: 6.9%
Comcast Corp., Class A (United States)	633,300	10,696,437
Grupo Televisa SA ADR (Mexico)	190,500	3,541,395
Naspers, Ltd. (South Africa)	414,100	14,148,968
News Corp., Class A (United States)	510,245	6,117,838
Television Broadcasts, Ltd. (Hong Kong)	366,700	1,589,812
Time Warner Cable, Inc.(a) (United States)	120,371	5,186,786
Time Warner, Inc. (United States)	286,466	8,244,491

		49,525,727
RETAILING: 1.9%
Liberty Interactive, Series A(a) (United States)	887,057	9,731,015
Macy’s, Inc. (United States)	222,800	4,075,012

		13,806,027

		82,882,587
CONSUMER STAPLES: 1.3%
FOOD, BEVERAGE & TOBACCO: 1.3%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	881,700	9,625,027
ENERGY: 7.2%
Baker Hughes, Inc. (United States)	167,987	7,166,325
Chevron Corp. (United States)	61,300	4,317,359
OAO Lukoil ADR (Russia)	125,500	6,802,100
Occidental Petroleum Corp. (United States)	89,125	6,987,400
Royal Dutch Shell PLC ADR (United Kingdom)	84,500	4,832,555
Schlumberger, Ltd. (United States)	299,100	17,826,360
Total SA (France)	56,300	3,345,306

		51,277,405
FINANCIALS: 20.6%
BANKS: 9.5%
HSBC Holdings PLC (United Kingdom)	1,023,207	11,708,315
ICICI Bank, Ltd. ADR (India)	172,400	6,647,744
Kasikornbank PCL Foreign (Thailand)	1,641,100	4,322,562
Royal Bank of Scotland Group PLC(a) (United Kingdom)	4,896,684	4,143,678
Standard Bank Group, Ltd. (South Africa)	176,600	2,283,905
Standard Chartered PLC (United Kingdom)	460,200	11,340,929

	SHARES	VALUE
SunTrust Banks, Inc. (United States)	19,495	$439,612
Unicredit SPA(a) (Italy)	3,928,608	15,349,628
Wells Fargo & Co. (United States)	437,973	12,342,079

		68,578,452
DIVERSIFIED FINANCIALS: 6.5%
Bank of New York Mellon Corp. (United States)	246,200	7,137,338
Capital One Financial Corp. (United States)	564,700	20,176,731
Credit Suisse Group AG (Switzerland)	149,000	8,267,394
Haci Omer Sabanci Holding AS (Turkey)	1,120,788	4,342,676
Legg Mason, Inc. (United States)	207,500	6,438,725

		46,362,864
INSURANCE: 3.6%
AEGON NV(a) (Netherlands)	1,278,374	10,851,973
Swiss Reinsurance Co., Ltd. (Switzerland)	328,400	14,824,425

		25,676,398
REAL ESTATE: 1.0%
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	5,630,189
Hang Lung Properties, Ltd. (Hong Kong)	381,700	1,411,050

		7,041,239

		147,658,953
HEALTH CARE: 14.7%
HEALTH CARE EQUIPMENT & SERVICES: 2.2%
Covidien PLC (Ireland)	158,700	6,865,362
UnitedHealth Group, Inc. (United States)	176,400	4,417,056
WellPoint, Inc.(a) (United States)	92,900	4,399,744

		15,682,162
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.5%
Amgen, Inc.(a) (United States)	119,600	7,203,508
Bayer AG (Germany)	153,400	10,629,020
GlaxoSmithKline PLC ADR (United Kingdom)	401,700	15,871,167
Merck & Co., Inc. (United States)	506,200	16,011,106
Novartis AG ADR (Switzerland)	346,000	17,431,480
Roche Holding AG (Switzerland)	70,500	11,395,108
Sanofi-Aventis (France)	155,100	11,382,316

		89,923,705

		105,605,867
INDUSTRIALS: 10.8%
CAPITAL GOODS: 9.5%
Eaton Corp. (United States)	58,600	3,316,174
General Electric Co. (United States)	1,139,600	18,712,232
Koninklijke Philips Electronics NV (Netherlands)	355,500	8,656,470
Mitsubishi Electric Corp.(a) (Japan)	1,082,000	8,196,513
Schneider Electric SA (France)	130,389	13,215,127
Tyco International, Ltd. (Switzerland)	341,600	11,778,368
Wienerberger AG(a) (Austria)	225,680	4,656,505

		68,531,389

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.3%
FedEx Corp. (United States)	119,400	$8,981,268

		77,512,657
INFORMATION TECHNOLOGY: 13.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.3%
Infineon Technologies AG(a) (Germany)	852,508	4,809,177
Maxim Integrated Products, Inc. (United States)	234,000	4,244,760

		9,053,937
SOFTWARE & SERVICES: 3.7%
Cadence Design Systems, Inc.(a) (United States)	670,000	4,917,800
Compuware Corp.(a) (United States)	291,400	2,135,962
EBay, Inc.(a) (United States)	389,600	9,198,456
Nintendo Co., Ltd. (Japan)	11,000	2,818,470
Symantec Corp.(a) (United States)	303,400	4,996,998
Synopsys, Inc.(a) (United States)	130,000	2,914,600

		26,982,286
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.9%
Alcatel-Lucent(a) (France)	1,828,145	8,178,130
Hewlett-Packard Co. (United States)	402,000	18,978,420
Motorola, Inc.(a) (United States)	692,533	5,948,858
Nokia Oyj (Finland)	954,900	14,043,387
Telefonaktiebolaget LM Ericsson (Sweden)	206,700	2,075,495
Tyco Electronics, Ltd. (Switzerland)	418,800	9,330,864
Xerox Corp. (United States)	694,200	5,373,108

		63,928,262

		99,964,485
MATERIALS: 10.4%
Akzo Nobel NV (Netherlands)	140,000	8,673,123
Arkema (France)	274,716	9,680,289
Cemex SAB de CV ADR(a) (Mexico)	746,593	9,645,982
Domtar Corp.(a) (United States)	480,916	16,937,861
Dow Chemical Co. (United States)	119,100	3,104,937
Lafarge SA (France)	172,808	15,463,515
Lanxess AG (Germany)	115,800	3,990,684
Norsk Hydro ASA(a) (Norway)	1,121,500	7,463,593

		74,959,984
TELECOMMUNICATION SERVICES: 4.1%
Orascom Telecom Holding SAE GDR (Egypt)	7,500	233,175
PT Telekomunik Indonesia ADR (Indonesia)	145,300	5,187,210
Sprint Nextel Corp.(a) (United States)	1,104,400	4,362,380
Telefonica SA ADR (Spain)	108,000	8,954,280
Vodafone Group PLC ADR (United Kingdom)	475,700	10,703,250

		29,440,295

TOTAL COMMON STOCKS (Cost $615,361,092)		$678,927,260

PREFERRED STOCKS: 2.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 0.9%
MEDIA: 0.9%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	572,700	$6,597,504
ENERGY: 1.5%
Petroleo Brasileiro SA ADR (Brazil)	121,300	4,768,303
Ultrapar Participacoes SA ADR (Brazil)	147,800	5,937,126

		10,705,429

TOTAL PREFERRED STOCKS (Cost $10,522,899)		$17,302,933

	PAR VALUE	VALUE
SHORT-TERM INVESTMENTS: 7.7%
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$2,031,241	$2,031,241
REPURCHASE AGREEMENT: 7.4%
Fixed Income Clearing Corporation(b) 0.01%, 10/1/09, maturity value $53,035,015	53,035,000	53,035,000

TOTAL SHORT-TERM INVESTMENTS (Cost $55,066,241)		$55,066,241

TOTAL INVESTMENTS (Cost $680,950,232)	104.7%	$751,296,434
OTHER ASSETS LESS LIABILITIES	(4.7%)	(33,464,041)

NET ASSETS	100.0%	$717,832,393

(a)	Non-income producing
(b)

Repurchase agreement is collateralized by Fannie Mae, 3.00%-6.125%, 11/10/11-1/13/14; Federal Home Loan Bank, 0.93%-1.25%, 3/30/10-10/14/10; and Freddie Mac, 1.75%-2.00%, 7/7/11-7/13/11. Total collateral value is $54,095,919.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2009:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$678,927,260	$—	$—
Preferred Stocks(a)	17,302,933	—	—
Short-term Investments
Money Market Fund	2,031,241	—	—
Repurchase Agreement	—	53,035,000	—

Total	$698,261,434	$53,035,000	$—

(a)

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks and preferred stocks by major industry classification, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2009, the cost of investments for federal income tax purposes was $684,185,337. Net unrealized appreciation aggregated $67,111,097, of which $105,408,429 represented appreciated securities and $38,297,332 represented depreciated securities.

Other. For more information please see the Fund’s most recent prospectus and annual report on the Fund’s website www.dodgeandcox.com.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/09 ISF QR       Printed on recycled paper

2009

Third Quarter Report

September 30, 2009

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 24.4% for the third quarter of 2009, compared to 19.5% for the MSCI Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the nine months ended September 30, 2009, the Fund had a total return of 44.4%, compared to 29.0% for the MSCI EAFE. At quarter end, the Fund had net assets of $35.3 billion with a cash position of 1.3%.

MARKET COMMENTARY

Markets were very strong in the third quarter of 2009: every major sector and almost every regional market had double-digit percentage gains in U.S. dollar terms, fueled by an improving economic backdrop, the continuation of accommodative global monetary and fiscal policies, and a receding financial sector crisis. Areas of particular strength included Emerging Markets (MSCI Emerging Markets Index up 21%) and Financials (MSCI EAFE Financials sector up 28%).

Over the past year, global equity markets have experienced significant volatility, which supports our view that short-term price movements in the stock market are difficult to predict. Despite the market’s significant rise so far this year, we continue to find attractive long-term investment opportunities.

INVESTMENT STRATEGY

As we have emphasized in the past, our investment philosophy is characterized by our bottom-up, fundamental security analysis. Rather than attempt to forecast near-term economic or market results, we consider the range of potential outcomes for individual companies’ profits and cash flows during the next three to five years. In selecting investments, we weigh these prospects in relation to current valuation.

In light of the dramatic price changes over the past year, our entire equity investment team—portfolio managers and global industry analysts—recently conducted our “all-cash portfolio” exercise. In this exercise, we hypothetically liquidate the portfolio. With a focus on our three to five year investment horizon, our portfolio managers and research analysts build the portfolio from the ground up, literally starting with a blank sheet. We then gather to compare and discuss our results. The “all-cash portfolio” exercise enables us to see where we have strong conviction and where we do not. This team exercise is often helpful in stimulating discussion about potential new investment ideas, as well as possible additions to, trims, and sales of the Fund’s current holdings.

Opportunities in Media and Communications

As we construct the Fund by gradually building positions in individual companies, certain investment themes have emerged over time. One such theme is our view of growing global consumption of media and communications services, particularly in the developing world, as broadband and communications networks improve and incomes rise. Current valuations reflect concerns about short-term growth prospects and profitability, and are providing us with an opportunity to invest in companies that we believe have long-term promise. At quarter end, the Fund’s investments in media, communications equipment, and communication services companies represented 18.4% of the Fund, compared to 8.4% for the MSCI EAFE.1

Current levels of media consumption in the developing world, as measured by advertising’s contribution to GDP or the amount spent on pay-television services, are extremely low relative to levels of spending in developed markets. As we have observed in the developed markets, spending on media increases as incomes rise and is likely to represent a greater portion of consumer spending in developing market economies going forward. Media share prices are depressed due to concerns over low levels of advertising spending, coupled with slowing subscriber growth. We see attractive long-term potential in the Fund’s media holdings. Examples2 include Naspers, a unique collection of traditional and online media providers throughout Africa, China and Latin America; Grupo Televisa, the world’s leading provider of Spanish-language television content; Television Broadcasts (TVB), a leading provider of Chinese-language television content; and Net Servicos, the largest cable system operator in Brazil.

Similarly, we believe that communications, particularly mobile communications, will represent an increasing share of spending in the developing world.

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Mobile communications also catalyze economic growth by improving the productivity of companies and individuals. While there are powerful and durable underpinnings to long-term growth in communications demand, intensifying competitive pressure from new entrants and fears about declining revenue growth have pushed valuations to multi-year lows. We have investigated these concerns and believe that the long-term growth prospects for the Fund’s holdings are not currently reflected in their valuations. Examples include Ericsson, the world’s leading provider of mobile network equipment; Nokia, the world’s leading manufacturer of mobile handsets; and Vodafone, a global provider of wireless services.

IN CLOSING

Recent Fund and market returns have been extraordinary, and we caution shareholders not to extrapolate these results—or any period of short-term performance—into the future. Historically, through both good times and bad, long-term investment returns have been driven by earnings growth and dividend yield. Bolstered by our “all-cash portfolio” exercise, we are optimistic about the long-term earnings and cash flow prospects for the Fund’s holdings. Our long-term investment horizon, combined with our detailed understanding of companies in the Fund, gives us the ability to be persistent investors. We encourage our shareholders to have a similar long-term view toward investing.

Thank you for your continued confidence in our firm and in the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

November 3, 2009

[1]	LG Electronics, a Consumer Electronics company, was included in the Fund’s Media and Communications weight.
[2]	We use these and other examples as illustrations of our investment process, not because we believe they are more attractive than the Fund’s other holdings.

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 4.9 percentage points for the third quarter.

Key Contributors To Relative Results

▪

The Fund’s performance was helped by stock selection across all sectors. Our persistence in holding securities that were especially weak in the market downturn, and have since dramatically rebounded, contributed to performance. For example:

•

Returns from the Fund’s holdings in the Industrials sector (up 33% compared to up 19% for the MSCI EAFE Industrials sector) positively impacted performance. Notable performers included Wienerberger (up 84%), Volvo (up 50%), and Schneider Electric (up 33%).

•

The Fund’s holdings in the Materials sector (up 35% versus up 19% for the MSCI EAFE Materials sector) helped performance. In particular, the Fund’s overweight position and holdings in the Construction Materials industry, such as Lafarge (up 36%) and Cemex (up 38%), positively impacted results. Holdings in the Chemicals industry, such as Arkema (up 50%) and Akzo Nobel (up 41%), also helped results.

•

Selected holdings in Information Technology (up 22% versus up 14% for the MSCI EAFE Information Technology sector) contributed to performance. Alcatel-Lucent (up 78%) and Infineon Technologies (up 75%) performed well.

▪

The Fund’s strong stock selection and underweight position in Japan, which was the weakest region of the market, aided performance results. Brother Industries (up 36%), NGK Spark Plug (up 35%), and Mitsubishi Electric (up 20%) were notable contributors.

Key Detractors From Relative Results

▪	The Fund’s underweight position in European Financials, which was a strong area of the market, hurt the Fund’s results compared to the MSCI EAFE.
▪	Selected key detractors included Bank of Yokohama (down 7%), Fuji Film (down 5%), and Schlumberger (up 10%).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	6.77%	-1.42%	8.34%	8.92%
MSCI EAFE	3.23	-3.60	6.08	3.98

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of any dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The MSCI EAFE Index is an unmanaged index of the world’s stock markets, excluding the United States. Index returns include dividends and/or interest income, unlike Fund returns, do not reflect fees or expenses Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI EAFE is a service mark of MSCI Barra.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	September 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$31.62
Total Net Assets (billions)	$35.3
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.66%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	9%
30-Day SEC Yield(a)	1.45%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	94	961
Median Market Capitalization (billions)	$14	$6
Weighted Average Market Capitalization (billions)	$49	$50
Price-to-Earnings Ratio(b)	14.3x	15.1x
Countries Represented	30	21
Emerging Markets (Brazil, Czech Republic, Egypt, India, Indonesia, Israel, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	21.2%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Lafarge SA (France)	3.5%
Naspers, Ltd. (South Africa)	3.3
Novartis AG (Switzerland)	3.0
Nokia Oyj (Finland)	2.7
Standard Chartered PLC (United Kingdom)	2.7
HSBC Holdings PLC (United Kingdom)	2.7
Unicredit SPA (Italy)	2.6
Schneider Electric SA (France)	2.6
Schlumberger, Ltd. (United States)	2.2
GlaxoSmithKline PLC (United Kingdom)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	49.3%	45.7%
United Kingdom	13.1	20.8
Japan	12.9	21.5
Pacific (excluding Japan)	7.3	12.0
Latin America	6.4	0.0
Africa	5.6	0.0
United States	4.0	0.0
Middle East	0.1	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	22.9%	26.6%
Consumer Discretionary	16.1	9.7
Information Technology	12.2	5.0
Health Care	11.7	8.2
Industrials	10.5	11.3
Materials	9.7	9.4
Energy	8.5	8.1
Telecommunication Services	5.3	5.9
Consumer Staples	1.3	9.7
Utilities	0.5	6.1

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS: 96.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.4%
AUTOMOBILES & COMPONENTS: 3.3%
Bayerische Motoren Werke AG (Germany)	6,681,100	$322,144,926
Honda Motor Co., Ltd. ADR (Japan)	10,428,400	316,084,804
NGK Spark Plug Co., Ltd.(b) (Japan)	16,250,000	207,458,363
Yamaha Motor Co., Ltd.(a),(b) (Japan)	23,980,000	295,726,174

		1,141,414,267
CONSUMER DURABLES & APPAREL: 3.6%
Consorcio Ara SAB de CV(a),(b) (Mexico)	113,420,000	68,067,126
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,605,400	129,444,927
LG Electronics, Inc. (South Korea)	2,254,382	240,123,014
Panasonic Corp. (Japan)	29,743,072	438,367,786
Sony Corp. (Japan)	13,137,600	388,573,809

		1,264,576,662
CONSUMER SERVICES: 0.9%
Accor SA (France)	5,748,568	319,998,605
MEDIA: 7.0%
Grupo Televisa SA ADR(b) (Mexico)	30,430,592	565,704,705
Liberty Global, Inc., Series A(a) (United States)	3,201,805	72,264,739
Liberty Global, Inc., Series C(a) (United States)	3,534,971	79,395,449
Naspers, Ltd.(b) (South Africa)	34,040,895	1,163,109,228
News Corp., Class A (United States)	40,244,892	482,536,255
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	118,354,911

		2,481,365,287
RETAILING: 0.6%
Belle International Holdings, Ltd. (Hong Kong)	81,406,000	83,506,261
Li & Fung, Ltd. (Hong Kong)	33,046,000	135,594,325

		219,100,586

		5,426,455,407
CONSUMER STAPLES: 1.3%
FOOD, BEVERAGE & TOBACCO: 1.2%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	25,863,791	282,340,576
Tiger Brands, Ltd. (South Africa)	7,072,043	141,685,632

		424,026,208
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Aderans Holdings Co., Ltd.(b) (Japan)	3,537,000	50,475,096

		474,501,304
ENERGY: 6.8%
OAO Lukoil ADR (Russia)	10,426,500	565,116,300
Royal Dutch Shell PLC ADR (United Kingdom)	9,918,400	567,233,296

	SHARES	VALUE
Schlumberger, Ltd. (United States)	12,750,396	$759,923,602
Total SA (France)	8,782,000	521,820,157

		2,414,093,355
FINANCIALS: 22.9%
BANKS: 15.3%
Bangkok Bank PCL Foreign (Thailand)	38,571,900	142,003,703
Bangkok Bank PCL NVDR (Thailand)	5,075,000	18,379,976
Grupo Financiero Banorte SAB de CV (Mexico)	52,528,000	175,754,944
HSBC Holdings PLC (United Kingdom)	81,665,764	934,481,984
ICICI Bank, Ltd. (India)	15,195,668	285,860,508
ICICI Bank, Ltd. ADR (India)	4,300,000	165,808,000
Kasikornbank PCL Foreign (Thailand)	108,446,527	285,641,855
Mitsubishi UFJ Financial Group (Japan)	27,399,900	147,125,849
Royal Bank of Scotland Group PLC(a) (United Kingdom)	344,885,647	291,849,509
Standard Bank Group, Ltd. (South Africa)	46,929,417	606,921,307
Standard Chartered PLC (United Kingdom)	37,989,336	936,189,913
The Bank of Yokohama, Ltd.(b) (Japan)	30,265,000	148,349,579
Unicredit SPA(a) (Italy)	239,139,310	934,351,177
Yapi ve Kredi Bankasi AS(a) (Turkey)	150,779,068	329,194,192

		5,401,912,496
DIVERSIFIED FINANCIALS: 2.9%
Credit Suisse Group AG (Switzerland)	12,213,000	677,648,847
Haci Omer Sabanci Holding AS (Turkey)	88,489,354	342,866,432

		1,020,515,279
INSURANCE: 3.1%
AEGON NV(a) (Netherlands)	42,517,075	360,922,660
Swiss Life Holding AG (Switzerland)	1,520,000	179,824,375
Swiss Reinsurance Co., Ltd. (Switzerland)	12,091,868	545,843,467

		1,086,590,502
REAL ESTATE: 1.6%
Hang Lung Group, Ltd. (Hong Kong)	51,796,500	258,646,660
Hang Lung Properties, Ltd. (Hong Kong)	76,679,000	283,463,119
Link Real Estate Investment Co. (Hong Kong)	12,965,000	28,606,461

		570,716,240

		8,079,734,517

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 11.7%
HEALTH CARE EQUIPMENT & SERVICES: 1.4%
Covidien PLC (Ireland)	7,449,974	$322,285,875
Medipal Holdings Corp.(b) (Japan)	12,777,200	179,776,122

		502,061,997
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.3%
Adcock Ingram Holdings, Ltd.(a) (South Africa)	7,047,217	45,030,141
Bayer AG (Germany)	10,192,000	706,199,331
GlaxoSmithKline PLC ADR (United Kingdom)	19,083,749	753,998,923
Novartis AG ADR (Switzerland)	20,820,000	1,048,911,600
Roche Holding AG (Switzerland)	3,028,000	489,423,912
Sanofi-Aventis (France)	8,145,500	597,773,405

		3,641,337,312

		4,143,399,309
INDUSTRIALS: 10.5%
CAPITAL GOODS: 9.1%
Koninklijke Philips Electronics NV (Netherlands)	25,035,000	609,605,423
Mitsubishi Electric Corp.(a) (Japan)	74,775,000	566,445,719
Nexans SA (France)	932,619	75,374,979
Schneider Electric SA (France)	9,196,165	932,045,568
Toto, Ltd.(b) (Japan)	9,548,000	59,778,043
Tyco International, Ltd. (Switzerland)	9,139,020	315,113,410
Volvo AB, Class B (Sweden)	42,607,200	394,208,353
Wienerberger AG(a),(b) (Austria)	12,835,026	264,827,920

		3,217,399,415
COMMERCIAL & PROFESSIONAL SERVICES: 0.4%
Brambles, Ltd. (Australia)	695,677	4,958,907
Experian PLC (United Kingdom)	16,963,626	142,736,468

		147,695,375
TRANSPORTATION: 1.0%
TNT NV (Netherlands)	12,095,180	324,608,263

		3,689,703,053
INFORMATION TECHNOLOGY: 12.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.1%
Chartered Semiconductor Manufacturing, Ltd.(a),(b) (Singapore)	74,293,836	137,127,018
Infineon Technologies AG(a),(b) (Germany)	103,886,576	586,046,017

		723,173,035
SOFTWARE & SERVICES: 0.4%
Nintendo Co., Ltd. (Japan)	600,000	153,734,752
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.7%
Alcatel-Lucent(a) (France)	94,519,072	422,827,078
Brother Industries, Ltd.(b) (Japan)	23,101,000	276,908,327
Fujifilm Holdings Corp. (Japan)	8,736,100	261,795,900
Fujitsu, Ltd. (Japan)	41,981,000	274,526,230

	SHARES	VALUE
Hitachi, Ltd.(a) (Japan)	26,658,000	$81,965,220
Kyocera Corp. (Japan)	7,033,900	652,730,875
Murata Manufacturing Co., Ltd. (Japan)	1,301,000	61,741,882
Nokia Oyj (Finland)	64,792,500	952,881,078
Telefonaktiebolaget LM Ericsson (Sweden)	28,943,000	290,619,464
Tyco Electronics, Ltd. (Switzerland)	7,157,617	159,471,707

		3,435,467,761

		4,312,375,548
MATERIALS: 9.7%
Akzo Nobel NV (Netherlands)	5,876,290	364,041,327
Arkema(b) (France)	7,391,609	260,461,401
BHP Billiton PLC (United Kingdom)	13,306,000	363,206,211
Cemex SAB de CV ADR(a) (Mexico)	37,105,882	479,407,995
Lafarge SA(b) (France)	13,834,291	1,237,944,777
Lanxess AG(b) (Germany)	9,589,784	330,481,871
Makhteshim-Agan Industries, Ltd. (Israel)	7,196,647	32,481,880
Norsk Hydro ASA(a) (Norway)	32,634,600	217,183,571
Norsk Hydro ASA ADR(a) (Norway)	21,990,500	146,236,825

		3,431,445,858
TELECOMMUNICATION SERVICES: 5.3%
Millicom International Cellular SA(a) (Luxembourg)	1,448,494	105,363,453
Orascom Telecom Holding SAE GDR (Egypt)	394,820	12,274,954
PT Telekomunik Indonesia ADR (Indonesia)	10,403,047	371,388,778
Telefonica SA ADR (Spain)	8,667,400	718,614,134
Vodafone Group PLC ADR (United Kingdom)	28,950,000	651,375,000

		1,859,016,319
UTILITIES: 0.5%
CEZ AS (Czech Republic)	3,000,000	160,001,855

TOTAL COMMON STOCKS (Cost $38,031,808,725)		$33,990,726,525

PREFERRED STOCKS: 2.4%
CONSUMER DISCRETIONARY: 0.7%
MEDIA: 0.7%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	21,930,988	252,644,982
ENERGY: 1.7%
Petroleo Brasileiro SA ADR (Brazil)	9,091,800	357,398,658
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	237,598,801

		594,997,459

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

PREFERRED STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 0.0%
CAPITAL GOODS: 0.0%
Duratex SA (Brazil)	442,600	$7,007,750

TOTAL PREFERRED STOCKS (Cost $388,939,687)		$854,650,191

SHORT-TERM INVESTMENTS: 1.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$105,768,028	$105,768,028
REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(c) 0.01%, 10/1/09, maturity value $458,879,127	458,879,000	458,879,000

TOTAL SHORT-TERM INVESTMENTS (Cost $564,647,028)		$564,647,028

TOTAL INVESTMENTS (Cost $38,985,395,440)	100.3%	$35,410,023,744
OTHER ASSETS LESS LIABILITIES	(0.3)%	(89,642,046)

NET ASSETS	100.0%	$35,320,381,698

(a)	Non-income producing
(b)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by Fannie Mae, 7.125%, 6/15/10; and Federal Home Loan Bank, 0.00%-0.80%, 3/31/10-6/4/10. Total collateral value is $468,061,570.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

NVDR: Non-Voting Depositary Receipt

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2009:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$33,990,726,525	$—	$—
Preferred Stocks(a)	854,650,191	—	—
Short-term Investments
Money Market Fund	105,768,028	—	—
Repurchase Agreement	—	458,879,000	—

Total	$34,951,144,744	$458,879,000	$—

(a)

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks and preferred stocks by major industry classification, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2009, the cost of investments for federal income tax purposes was $39,121,033,602. Net unrealized depreciation aggregated $3,711,009,858, of which $3,853,543,983 represented appreciated securities and $7,564,553,841 represented depreciated securities.

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2009. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions		Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Holdings Co., Ltd. (Japan)	4,037,000	—	(500,000)		3,537,000	$752,070		$50,475,096
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	29,464,582	—	(3,600,791)		25,863,791	3,972,230		282,340,576
Arkema (France)	6,626,740	764,869	—		7,391,609	5,436,389		260,461,401
Brother Industries, Ltd. (Japan)	23,601,000	—	(500,000)		23,101,000	4,552,800		276,908,327
Chartered Semiconductor Manufacturing, Ltd. (Singapore)	200,000,000	583,618,364	(709,324,528	)(d)	74,293,836	—	(b)	137,127,018
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	—		113,420,000	—	(b)	68,067,126
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	—		47,605,400	—	(b)	129,444,927
Grupo Televisa SA ADR (Mexico)	32,779,396	—	(2,348,804)		30,430,592	20,903,075		565,704,705
Infineon Technologies AG (Germany)	84,902,800	37,734,576	(18,750,800)		103,886,576	—	(b)	586,046,017
Lafarge SA (France)	9,120,225	4,714,066	—		13,834,291	22,771,047		1,237,944,777
Lanxess AG (Germany)	8,912,359	677,425	—		9,589,784	5,436,389		330,481,871
Medipal Holdings Corp. (Japan)	19,438,000	—	(6,660,800)		12,777,200	2,189,667		179,776,122
Naspers, Ltd. (South Africa)	37,040,895	—	(3,000,000)		34,040,895	9,419,313		1,163,109,228
NGK Spark Plug Co., Ltd. (Japan)	17,500,000	—	(1,250,000)		16,250,000	924,261		207,458,363
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—		27,299,300	5,812,017		118,354,911
The Bank of Yokohama, Ltd. (Japan)	70,029,000	—	(39,764,000)		30,265,000	4,035,441		—	(c)
Thomson (France)	25,015,792	—	(25,015,792)		—	—		—
Toto, Ltd. (Japan)	28,511,000	—	(18,963,000)		9,548,000	1,673,073		—	(c)
Wienerberger AG (Austria)	9,397,376	3,667,150	(229,500)		12,835,026	—	(b)	264,827,920
Yamaha Motor Co., Ltd. (Japan)	23,253,000	1,000,000	(273,000)		23,980,000	—	(b)	295,726,174

						$87,877,772		$6,154,254,559

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period
(d)	Represents shares disposed in a 1 for 10 reverse stock split on May 18, 2009.

Other. For more information please see the Fund’s most recent prospectus and annual report on the Fund’s website www.dodgeandcox.com.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/09 BF QR       Printed on recycled paper

2009

Third Quarter Report

September 30, 2009

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 16.0% for the third quarter of 2009, compared to 10.8% for the Combined Index1 (a 60/40 blend of stocks and fixed income securities). For the nine months ended September 30, 2009, the Fund had a total return of 23.7%, compared to 14.2% for the Combined Index. At quarter end, the Fund’s net assets of $15.8 billion were invested in 72.2% common stocks, 24.7% fixed income securities, and 3.1% cash.

MARKET COMMENTARY

U.S. equity and credit markets extended the gains achieved in the second quarter, fueled by an improving economic backdrop, the continuation of accommodative U.S. monetary and fiscal policies, and a receding financial sector crisis. The U.S. economic recovery appeared to be under way: evidence included a rebound in manufacturing and service sector activity, growing personal consumption, and an improvement in housing sector activity. Corporate profits exceeded expectations, though largely due to cost-cutting measures. Nevertheless, the economy is in a weakened state with the unemployment rate at a 26-year high of 9.8% and suboptimal credit conditions.

Despite encouraging recent news on the economy, U.S. Treasury yields generally fell quarter over quarter and the Treasury sector produced a 2.1% quarterly return. Meanwhile, the corporate bond rally that began in March continued unabated as investment-grade corporate bonds recorded a quarterly return of 8.1%. Government Sponsored Enterprise (GSE)-guaranteed mortgage backed securities (GSE MBS)2 continued their solid run, posting a 2.3% quarterly return. Equities had a very strong quarter, returning 16%, led by Financials (up 26%).

INVESTMENT STRATEGY

We continue to favor equities in the Fund, with an equity weighting of over 70% at quarter end. The Fund’s asset allocation is based on our three-to-five year relative outlook for the Fund’s equity and fixed income holdings, and our mix has been fairly consistent of late. In our view as long-term investors, current equity valuations are still compelling despite the recent run-up in prices, and we believe an equity tilt remains appropriate. While the higher allocation to equities detracted from results in 2008, it has markedly benefited the Fund so far in 2009.

Equity Portfolio

We are continually reevaluating the Fund’s equity holdings as prices and company fundamentals change. One of the tools we utilize to deal with significant changes in stock prices is our “all-cash portfolio” exercise. Periodically, our portfolio managers and research analysts participate in the task of selecting from scratch a fully invested portfolio that they would hold for the next three to five years. This focuses our attention on companies where we have the most conviction at today’s valuations. This team exercise is often helpful in stimulating discussion about potential new investment ideas, as well as possible additions to, trims, and sales of the Fund’s current holdings.

The health care sector of the U.S. economy has been getting significant attention lately, due to the well-publicized movement for government reform in some fashion. In our view, the cloud of uncertainty hanging over the sector is giving us the opportunity to invest in solid business franchises in pharmaceuticals, medical devices, and services at their lowest valuations in decades. Our fundamental research and stock selection process continues to be “bottom-up” oriented, focused on the long-term outlook for and valuation of individual companies. We develop a range of potential outcomes, incorporating downside risk and upside potential, for each company’s profits and cash flow. As we assess the possible impact of U.S. health care reform, we believe current stock prices for many leading companies reflect a fairly pessimistic scenario and may not reflect positive developments. For example, technological innovation will continue to drive advancements in medical products and services. We also believe the developing world is likely to be a source of significant long-term incremental growth, as more resources are dedicated to modern health care. At quarter end, the equity portfolio had a health care weighting of 24.1%.

Fixed Income Portfolio

The fixed income portion of the Fund continued to feature significant, above-benchmark weightings in the

PAGE 1 ▪ DODGE & COX BALANCED FUND

Corporate and GSE MBS sectors and, conversely, a very small weighting in the relatively low-yielding Government sector. During the third quarter, we reduced the Corporate sector weighting slightly—by two percentage points—to just over 54%. This reduction in part reflected opportunistic trims to certain corporate holdings where we found the risk/reward relationship to be less compelling after the recent corporate bond rally. In many cases, we believed their future total returns could be matched or surpassed by lower risk GSE MBS, and that is where the sales proceeds were directed.

With respect to the bond portfolio’s duration3 positioning: with long-term (10- to 30-year) U.S. Treasury rates between three and four percent, it would be fair to characterize long-term inflation expectations as subdued. And while inflation may be quiescent over the near-term as the economy stabilizes, the intermediate and long-term outlook is much more questionable given the degree of monetary and fiscal stimulus, emerging signs of global economic recovery, and U.S. Dollar weakness. As bond investors start to focus on these factors, interest rates may move higher. We continue to position the bond portfolio defensively vis-à-vis interest rate exposure (Fund duration was 3.9 years at quarter end versus 4.4 years for the Barclays Capital Aggregate Bond Index). Furthermore, the bond portfolio’s favoring of securities from the corporate and GSE MBS areas helps build an income advantage for the portfolio that could mitigate the potentially eroding effects of inflation and the decline in bond prices associated with rising interest rates.

IN CLOSING

While we are pleased with the Fund’s recent returns, we caution you that such absolute and relative returns are unlikely to be repeated in the near future. As we move forward through today’s somewhat less choppy waters, we remain unwavering in our efforts to seek long-term investment opportunities through our in-depth fundamental research efforts. The Fund remains committed to striking a balance between the long-term appreciation potential of equities and regular income of bonds.

Thank you for your continued confidence in our firm and in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

November 3, 2009

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities.

[2]	The U.S. government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[3]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

DODGE & COX BALANCED FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 5.2 percentage points during the third quarter. The Fund’s higher allocation to equities than the Combined Index contributed to overall results given the strong equity market rally.

Equity Portfolio

▪

Strong relative returns in the Consumer Discretionary sector (up 25% versus up 19% for the S&P 500 sector), combined with a higher average weighting (17% versus 9%), had a positive impact. Liberty Interactive (up 119%) and News Corp. (up 32%) were strong performers.

▪	Information Technology sector holdings performed well (up 22% versus up 17% for the S&P 500 sector), led by holdings eBay (up 38%), Motorola (up 30%), and Hewlett-Packard (up 22%).
▪	Additional contributors included Capital One (up 64%), Dow Chemical (up 62%), General Electric (up 41%), FedEx (up 35%), and Novartis (up 24%).
▪	Weak returns from holdings in the Telecommunication Services sector (down 12% versus up 6% for the S&P 500 sector) hurt results. Sprint Nextel was down 18%, but remained up sharply year to date.
▪	Additional detractors included Sallie Mae (down 15%), WellPoint (down 7%), Bank of New York Mellon (down 1%), and Hitachi (down 1%).

Fixed Income Portfolio

▪

A significant Corporate sector overweight benefited relative returns as the Corporate sector strongly outperformed other major bond market sectors. In addition, many corporate holdings performed strongly, including AIG, Dillard’s, Ford Motor Credit, GMAC, Macy’s, Time Warner, and Bank of America and JPMorgan cumulative capital securities, offset slightly by poor performance from SLM Corp (Sallie Mae).

▪	The portfolio’s Government Sponsored Enterprise (GSE)-guaranteed mortgage-backed securities (MBS) holdings posted solid absolute and relative returns.
▪	The portfolio had no holdings in the underperforming U.S. Treasury Sector; it also benefited from a substantial nominal yield advantage versus the BCAG.
▪	The portfolio held no CMBS or ABS, both of which continued to perform strongly in the third quarter, thus detracting from relative returns.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	3.40%	1.86%	6.29%	9.50%
Combined Index	0.61	2.95	2.74	7.96
S&P 500	-6.93	1.02	-0.15	8.00
BCAG	10.56	5.13	6.30	7.20

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed-income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

Standard & Poor’s and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Barclays Capital® is a trademark of Barclays PLC.

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	September 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$62.00
Total Net Assets (billions)	$15.8
30-Day SEC Yield(a)	2.14%
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.54%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	11%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 16 years.

STOCK PORTFOLIO (72.2%)	Fund
Number of Stocks	83
Median Market Capitalization (billions)	$17
Price-to-Earnings Ratio(b)	13.1x
Foreign Stocks(c)	13.6%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Health Care	17.4%
Information Technology	15.2
Consumer Discretionary	12.7
Financials	9.3
Energy	7.0

TEN LARGEST STOCKS(d)
Hewlett-Packard Co.	3.8%
Novartis AG (Switzerland)	2.5
Wells Fargo & Co.	2.5
Motorola, Inc.	2.4
Schlumberger, Ltd.	2.4
Comcast Corp.	2.3
Capital One Financial Corp.	2.2
Merck & Co., Inc.	2.1
General Electric Co.	2.1
GlaxoSmithKline PLC (United Kingdom)	2.1

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (24.7%)	Fund
Number of Fixed Income Securities	255
Effective Maturity	6.9 years
Effective Duration	3.9 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	1.0%
Mortgage-Related Securities	10.4
Asset-Backed Securities	0.0
Corporate	13.3

CREDIT QUALITY(e)
U.S. Government & Government Related	10.9%
Aaa	0.0	(f)
Aa	2.5
A	1.9
Baa	5.5
Ba	1.7
B	0.2
Caa	1.3
Ca	0.7
C	0.0	(f)
Average Quality	A1

CORPORATE ISSUERS (FIVE LARGEST)(d)
General Electric Co.	1.1%
Ford Motor Credit Co.	0.8
GMAC, Inc.	0.7
Burlington Northern Santa Fe Corp.	0.6
Time Warner, Inc.	0.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s or Fitch rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Rounds to 0.0%.

DODGE & COX BALANCED FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS: 72.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.7%
CONSUMER DURABLES & APPAREL: 2.1%
Panasonic Corp. ADR(b) (Japan)	10,598,928	$154,744,349
Sony Corp. ADR(b) (Japan)	6,219,600	181,612,320

		336,356,669
MEDIA: 8.1%
Comcast Corp., Class A	21,716,974	366,799,691
DISH Network Corp., Class A(a)	1,806,165	34,786,738
Interpublic Group of Companies, Inc.(a)	7,484,200	56,281,184
Liberty Entertainment, Series A(a)	826,079	25,699,318
Liberty Global, Inc., Series A(a)	264,621	5,972,496
Liberty Global, Inc., Series C(a)	391,368	8,790,125
News Corp., Class A	26,720,200	320,375,198
Time Warner Cable, Inc.(a)	3,715,583	160,104,471
Time Warner, Inc.	10,564,166	304,036,698

		1,282,845,919
RETAILING: 2.5%
CarMax, Inc.(a)	2,350,000	49,115,000
Home Depot, Inc.	5,602,200	149,242,608
Liberty Interactive, Series A(a)	10,852,250	119,049,182
Macy’s, Inc.	3,944,266	72,140,625

		389,547,415

		2,008,750,003
CONSUMER STAPLES: 1.1%
FOOD & STAPLES RETAILING: 1.0%
Wal-Mart Stores, Inc.	1,935,800	95,028,422
Walgreen Co.	1,730,199	64,830,557

		159,858,979
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Avon Products, Inc.	427,516	14,518,443

		174,377,422
ENERGY: 7.0%
Baker Hughes, Inc.	4,474,510	190,882,597
Chevron Corp.	2,567,679	180,841,632
Occidental Petroleum Corp.	3,688,800	289,201,920
Royal Dutch Shell PLC ADR(b) (United Kingdom)	1,150,127	64,142,583
Schlumberger, Ltd.	6,325,421	376,995,091

		1,102,063,823
FINANCIALS: 9.3%
BANKS: 4.1%
BB&T Corp.	3,599,184	98,041,772
HSBC Holdings PLC ADR(b) (United Kingdom)	1,863,361	106,863,754
SunTrust Banks, Inc.	949,055	21,401,190
U.S. Bancorp	1,735,986	37,948,654
Wells Fargo & Co.	13,709,706	386,339,515

		650,594,885

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 3.9%
Bank of New York Mellon Corp.	3,101,300	$89,906,687
Capital One Financial Corp.	9,552,059	341,295,068
Credit Suisse Group AG ADR(b) (Switzerland)	879,100	48,921,915
Legg Mason, Inc.	1,350,300	41,899,809
SLM Corp.(a)	8,096,000	70,597,120
State Street Corp.	388,600	20,440,360

		613,060,959
INSURANCE: 1.3%
AEGON NV(a),(b) (Netherlands)	8,172,900	69,142,734
Genworth Financial, Inc., Class A(a)	1,949,000	23,290,550
Loews Corp.	1,033,108	35,383,949
The Travelers Companies, Inc.	1,740,219	85,670,981

		213,488,214

		1,477,144,058
HEALTH CARE: 17.4%
HEALTH CARE EQUIPMENT & SERVICES: 5.6%
Boston Scientific Corp.(a)	14,777,700	156,495,843
Cardinal Health, Inc.	6,060,543	162,422,553
CareFusion Corp.(a)	3,246,650	70,776,970
Covidien PLC(b) (Ireland)	1,978,200	85,576,932
UnitedHealth Group, Inc.	7,398,800	185,265,952
WellPoint, Inc.(a)	4,870,300	230,657,408

		891,195,658
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.8%
Amgen, Inc.(a)	5,171,600	311,485,468
GlaxoSmithKline PLC ADR(b) (United Kingdom)	8,300,500	327,952,755
Merck & Co., Inc.	10,726,375	339,275,241
Novartis AG ADR(b) (Switzerland)	7,918,300	398,923,954
Pfizer, Inc.	14,657,117	242,575,286
Sanofi-Aventis ADR(b) (France)	5,517,100	203,856,845
Thermo Fisher Scientific, Inc.(a)	225,050	9,827,934
Wyeth	651,900	31,669,302

		1,865,566,785

		2,756,762,443
INDUSTRIALS: 5.9%
CAPITAL GOODS: 3.7%
Caterpillar, Inc.	1,204,600	61,832,118
Eaton Corp.	1,533,606	86,786,764
General Electric Co.	20,249,700	332,500,074
Koninklijke Philips Electronics NV(b) (Netherlands)	650,600	15,848,616
Tyco International, Ltd.(b) (Switzerland)	2,839,134	97,893,340

		594,860,912
COMMERICAL & PROFESSIONAL SERVICES: 0.5%
Pitney Bowes, Inc.	3,144,550	78,142,067

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.7%
FedEx Corp.	3,497,254	$263,063,446

		936,066,425
INFORMATION TECHNOLOGY: 15.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	7,042,000	127,741,880
SOFTWARE & SERVICES: 5.1%
Adobe Systems, Inc.(a)	734,000	24,251,360
Autodesk, Inc.(a)	518,943	12,350,843
BMC Software, Inc.(a)	2,220,560	83,337,617
Cadence Design Systems, Inc.(a)	9,739,500	71,487,930
Citrix Systems, Inc.(a)	2,642,610	103,669,590
Computer Sciences Corp.(a)	2,246,200	118,397,202
Compuware Corp.(a)	6,949,488	50,939,747
EBay, Inc.(a)	7,569,200	178,708,812
Symantec Corp.(a)	5,050,000	83,173,500
Synopsys, Inc.(a)	3,097,900	69,454,918

		795,771,519
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.3%
Hewlett-Packard Co.	12,710,912	600,082,156
Hitachi, Ltd. ADR(a),(b) (Japan)	1,920,245	58,721,092
Molex, Inc.	800,000	16,704,000
Molex, Inc., Class A	2,527,928	47,499,767
Motorola, Inc.(a)	44,309,600	380,619,464
Nokia Corp. ADR(b) (Finland)	4,000,000	58,480,000
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	2,412,300	24,171,246
Tyco Electronics, Ltd.(b) (Switzerland)	5,797,900	129,177,212
Xerox Corp.	20,721,050	160,380,927

		1,475,835,864

		2,399,349,263
MATERIALS: 2.1%
Cemex SAB de CV ADR(a),(b) (Mexico)	4,910,183	63,439,565
Domtar Corp.(a)	550,091	19,374,205
Dow Chemical Co.	8,860,259	230,986,952
Vulcan Materials Co.	444,656	24,042,550

		337,843,272
TELECOMMUNICATION SERVICES: 1.5%
Sprint Nextel Corp.(a)	38,764,400	153,119,380
Vodafone Group PLC ADR(b) (United Kingdom)	3,362,798	75,662,955

		228,782,335

TOTAL COMMON STOCKS (Cost $11,961,592,934)		$11,421,139,044

FIXED INCOME SECURITIES: 24.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.0%
GOVERNMENT RELATED: 1.0%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$1,638,895	$1,704,025
California Taxable General Obligation 5.45%, 4/1/15	14,850,000	15,521,814
7.50%, 4/1/34	24,500,000	26,905,410
5.65%, 4/1/39 (mandatory put, 4/1/13)	5,075,000	5,346,817
7.55%, 4/1/39	35,060,000	38,968,138
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,208,005	1,313,765
Series 97-20F, 7.20%, 6/1/17	1,916,287	2,099,913
Series 97-20I, 6.90%, 9/1/17	2,281,387	2,495,878
Series 98-20D, 6.15%, 4/1/18	3,166,416	3,409,490
Series 98-20I, 6.00%, 9/1/18	1,848,617	1,986,126
Series 99-20F, 6.80%, 6/1/19	2,526,740	2,736,549
Series 00-20D, 7.47%, 4/1/20	7,525,341	8,232,210
Series 00-20E, 8.03%, 5/1/20	3,260,943	3,622,458
Series 00-20G, 7.39%, 7/1/20	3,928,652	4,312,202
Series 00-20I, 7.21%, 9/1/20	2,434,012	2,656,821
Series 01-20E, 6.34%, 5/1/21	7,760,476	8,389,822
Series 01-20G, 6.625%, 7/1/21	6,576,954	7,155,795
Series 03-20J, 4.92%, 10/1/23	15,672,148	16,546,976
Series 07-20F, 5.71%, 6/1/27	10,752,767	11,722,084

		165,126,293
MORTGAGE-RELATED SECURITIES: 10.4%
FEDERAL AGENCY CMO & REMIC: 2.2%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.212%, 2/15/25	981,080	1,067,231
Trust 1995-2C 3A, 8.793%, 6/15/25	423,923	484,770
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,192,097	1,329,933
Trust 2002-33 A1, 7.00%, 6/25/32	3,813,194	4,175,447
Trust 2002-86, 6.00%, 8/25/32	17,078,847	18,011,459
Trust 2005-W4 1A2, 6.50%, 8/25/35	23,429,921	25,312,515
Trust 2001-T7 A1, 7.50%, 2/25/41	3,657,922	3,989,421
Trust 2001-T8 A1, 7.50%, 7/25/41	3,944,561	4,302,036
Trust 2001-T4 A1, 7.50%, 7/25/41	3,282,317	3,661,835
Trust 2001-W3 A, 7.00%, 9/25/41	3,095,958	3,390,074
Trust 2001-T10 A2, 7.50%, 12/25/41	3,928,336	4,313,804
Trust 2002-W6 2A1, 7.00%, 6/25/42	3,642,892	3,988,967
Trust 2002-W8 A2, 7.00%, 6/25/42	4,263,280	4,668,292
Trust 2003-W2 1A1, 6.50%, 7/25/42	7,725,987	8,346,770
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,185,693	3,488,333
Trust 2003-W4 4A, 7.50%, 10/25/42	4,689,584	5,231,817
Trust 2004-T1 1A2, 6.50%, 1/25/44	7,628,799	8,241,773
Trust 2004-W2 5A, 7.50%, 3/25/44	15,526,061	17,321,261
Trust 2004-W8 3A, 7.50%, 6/25/44	2,158,186	2,407,726
Trust 2009-11 MP, 7.00%, 3/25/49	104,139,579	111,511,620

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	$3,510,973	$3,747,396
Series 2430 UC, 6.00%, 9/15/16	4,129,787	4,235,992
Series 1078 GZ, 6.50%, 5/15/21	742,722	788,708
Series (GN) 16 PK, 7.00%, 8/25/23	9,087,510	9,923,934
Series T-48 1A4, 5.538%, 7/25/33	59,131,375	62,586,865
Series T-051 1A, 6.50%, 9/25/43	374,571	404,022
Series T-59 1A1, 6.50%, 10/25/43	23,681,236	25,333,595

		342,265,596
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.2%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	9,884,065	10,440,953
Fannie Mae, 15 Year
6.00%, 3/1/14-3/1/22	82,655,691	88,663,618
6.50%, 1/1/13-11/1/18	83,334,417	89,423,511
7.00%, 7/1/11-11/1/18	6,223,166	6,553,042
7.50%, 9/1/15-8/1/17	28,770,994	31,255,919
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	19,181,637	20,585,073
Fannie Mae, 30 Year
6.00%, 9/1/36-7/1/38	237,234,051	251,637,555
6.50%, 12/1/28-11/1/37	313,985,727	336,392,209
7.00%, 8/1/37	20,101,126	21,957,542
7.50%, 8/1/10	2,217	2,254
Fannie Mae, Hybrid ARM
4.41%, 8/1/35	8,467,560	8,796,480
4.721%, 9/1/34-1/1/35	17,513,271	18,168,145
4.746%, 12/1/34	12,583,712	13,004,527
4.927%, 1/1/35	6,247,076	6,469,322
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	321,846	334,649
Pool 555162, 4.826%, 1/1/13	14,610,585	15,498,928
Pool 760762, 4.89%, 4/1/12	16,115,000	16,713,445
Pool 555316, 4.918%, 2/1/13	4,207,528	4,436,193
Pool 735387, 4.921%, 4/1/15	11,968,685	12,781,287
Pool 555148, 4.976%, 1/1/13	3,604,444	3,826,006
Pool 555806, 5.098%, 10/1/13	3,031,748	3,250,549
Pool 461628, 5.32%, 4/1/14	10,083,942	10,920,556
Pool 462086, 5.355%, 11/1/15	20,660,079	22,417,052
Pool 545316, 5.629%, 12/1/11	4,633,749	4,946,822
Pool 545387, 5.885%, 1/1/12	5,248,546	5,632,222
Pool 545685, 5.909%, 4/1/12	11,650,376	12,364,833
Pool 545258, 5.942%, 11/1/11	841,455	895,617
Freddie Mac, Hybrid ARM 4.157%, 5/1/34	10,249,258	10,632,233
Freddie Mac Gold, 15 Year
6.00%, 10/1/13-10/1/18	27,146,041	28,808,035
6.50%, 7/1/14-3/1/18	34,371,539	36,788,299
7.00%, 4/1/15	129,293	134,984
7.75%, 7/25/21	1,125,869	1,244,852
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	34,191,644	36,759,651

	PAR VALUE	VALUE
Freddie Mac Gold, 30 Year
6.50%, 9/1/18-4/1/33	$42,602,423	$45,860,962
7.00%, 11/1/37-9/1/38	114,256,674	123,892,972
7.47%, 3/17/23	324,382	359,070
8.50%, 1/1/23	9,672	10,488
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	3,190,740	3,549,456
7.97%, 4/15/20-1/15/21	1,712,149	1,903,173

		1,307,312,484
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	2,644,042	2,859,696

		1,652,437,776
CORPORATE: 13.3%
FINANCIALS: 5.9%
American International Group, Inc. 8.25%, 8/15/18	29,000,000	24,577,500
Bank of America Corp.
5.30%, 3/15/17	42,000,000	40,291,062
7.625%, 6/1/19	2,640,000	2,974,728
8.00%, 12/15/26(c)	17,355,000	16,530,638
6.625%, 5/23/36(c)	34,285,000	29,913,662
Boston Properties, Inc.
6.25%, 1/15/13	14,670,000	15,230,614
5.625%, 4/15/15	29,500,000	29,967,362
5.00%, 6/1/15	2,890,000	2,814,856
Capital One Financial Corp.
6.75%, 9/15/17	45,630,000	48,275,679
CIGNA Corp.
8.50%, 5/1/19	7,500,000	8,607,608
7.65%, 3/1/23	9,745,000	9,699,666
7.875%, 5/15/27	12,970,000	12,938,522
8.30%, 1/15/33	9,050,000	8,819,370
6.15%, 11/15/36	5,500,000	4,873,825
Citigroup, Inc.
6.125%, 11/21/17	50,325,000	49,650,490
General Electric Co.
0.613%, 11/1/12	190,000,000	179,360,585
GMAC, Inc.(d)
6.875%, 9/15/11	114,650,000	108,344,250
Health Net, Inc.
6.375%, 6/1/17	18,675,000	16,434,000
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	19,400,000	21,229,664
6.50%, 9/15/37	9,150,000	9,896,832
JPMorgan Chase & Co.
8.75%, 9/1/30(c)	28,187,000	30,925,081
5.85%, 8/1/35(c)	5,955,000	5,337,069
Kaupthing Bank HF(b),(d),(g) (Iceland) 7.125%, 5/19/16	65,060,000	6,506
Liberty Mutual Group, Inc.(d) 4.875%, 2/1/10	15,131,000	14,966,882

PAGE 7 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
SLM Corp. 8.45%, 6/15/18	$50,000,000	$39,875,000
Travelers Cos., Inc.
5.00%, 3/15/13	9,750,000	10,288,465
6.25%, 6/20/16	9,735,000	10,886,177
Unum Group
7.625%, 3/1/11	8,426,000	8,686,229
6.85%, 11/15/15(d)	10,200,000	10,103,886
7.19%, 2/1/28	8,500,000	6,203,705
7.25%, 3/15/28	12,130,000	9,100,926
6.75%, 12/15/28	11,633,000	9,126,089
WellPoint, Inc.
5.00%, 12/15/14	13,070,000	13,558,628
5.25%, 1/15/16	40,000,000	40,790,800
Wells Fargo & Co.
0.633%, 4/23/12	51,040,000	49,764,411
6.00%, 11/15/17	30,900,000	32,711,648

		932,762,415
INDUSTRIALS: 5.8%
BHP Billiton, Ltd.(b) (Australia) 5.50%, 4/1/14	20,000,000	22,102,820
Boston Scientific Corp.
5.45%, 6/15/14	19,385,000	19,433,463
6.25%, 11/15/15	1,075,000	1,084,406
6.40%, 6/15/16	21,905,000	22,206,194
Comcast Corp.
5.30%, 1/15/14	23,175,000	24,798,687
5.85%, 11/15/15	26,500,000	29,028,153
5.90%, 3/15/16	3,180,000	3,417,552
Cox Communications, Inc.
5.45%, 12/15/14	37,785,000	40,589,629
5.50%, 10/1/15	4,815,000	5,143,267
5.875%, 12/1/16(d)	25,145,000	26,430,563
8.375%, 3/1/39(d)	6,400,000	7,894,880
Dillard’s, Inc.
7.85%, 10/1/12	14,000,000	13,160,000
7.13%, 8/1/18	10,831,000	8,421,103
7.875%, 1/1/23	8,860,000	6,246,300
7.75%, 7/15/26	50,000	33,750
7.75%, 5/15/27	550,000	374,000
7.00%, 12/1/28	15,490,000	9,836,150
Dow Chemical Co.
8.55%, 5/15/19	28,060,000	31,543,537
7.375%, 11/1/29	18,170,000	18,897,327
9.40%, 5/15/39	12,165,000	14,982,219
Ford Motor Credit Co.(h) 7.375%, 2/1/11	127,375,000	126,710,485
HCA, Inc.
7.875%, 2/1/11	8,008,000	8,078,070
6.95%, 5/1/12	50,090,000	49,213,425
6.30%, 10/1/12	8,400,000	8,064,000
6.25%, 2/15/13	18,390,000	17,562,450

	PAR VALUE	VALUE
Lafarge SA(b) (France) 6.50%, 7/15/16	$33,715,000	$33,694,097
Liberty Media Corp.
8.50%, 7/15/29	9,682,000	8,036,060
8.25%, 2/1/30	7,461,000	6,155,325
Macy’s, Inc.
7.625%, 8/15/13	5,900,000	5,914,750
7.45%, 10/15/16	11,675,000	11,269,656
6.65%, 7/15/24	12,895,000	10,169,319
6.90%, 4/1/29	5,355,000	4,284,000
6.90%, 1/15/32	55,984,000	43,317,060
6.70%, 7/15/34	8,380,000	6,521,282
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	23,000,000	28,335,356
Sprint Nextel Corp.
6.00%, 12/1/16	25,585,000	22,834,613
6.875%, 11/15/28	10,085,000	8,420,975
Time Warner Cable, Inc.
8.75%, 2/14/19	11,940,000	14,709,244
8.25%, 4/1/19	19,665,000	23,769,007
Time Warner, Inc.
7.625%, 4/15/31	53,680,000	60,161,323
7.70%, 5/1/32	26,300,000	29,739,698
Xerox Corp. 6.875%, 8/15/11	82,085,000	87,550,466

		920,134,661
TRANSPORTATION: 1.6%
Burlington Northern Santa Fe Corp.
8.251%, 1/15/21	1,222,695	1,491,530
4.967%, 4/1/23	11,670,322	11,918,385
5.72%, 1/15/24	21,525,400	22,268,731
5.629%, 4/1/24	25,029,348	25,745,206
5.342%, 4/1/24	16,355,943	16,430,765
5.996%, 4/1/24	22,301,806	23,965,934
CSX Corp. 9.75%, 6/15/20	5,351,000	7,270,441
FedEx Corp.
7.375%, 1/15/14	9,000,000	10,148,715
8.00%, 1/15/19	7,125,000	8,659,974
6.72%, 7/15/23	15,311,878	16,685,799
Norfolk Southern Corp.
7.70%, 5/15/17	5,955,000	7,038,048
9.75%, 6/15/20	7,389,000	10,090,692
Union Pacific Corp.
6.33%, 1/2/20	26,614,864	29,035,141
5.866%, 7/2/30	35,365,662	39,807,214
6.176%, 1/2/31	11,971,951	12,810,737

		243,367,312

		2,096,264,388

TOTAL FIXED INCOME SECURITIES (Cost $3,886,824,055)		$3,913,828,457

DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

SHORT-TERM INVESTMENTS: 1.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$47,690,581	$47,690,581

REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(f) 0.01%, 10/1/09, maturity value $219,013,061	219,013,000	219,013,000

TOTAL SHORT-TERM INVESTMENTS (Cost $266,703,581)		$266,703,581

TOTAL INVESTMENTS (Cost $16,115,120,570)	98.6%	$15,601,671,082
OTHER ASSETS LESS LIABILITIES	1.4%	225,099,991

NET ASSETS	100.0%	$15,826,771,073

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, all such securities in total represented $167,746,967 or 1.1% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Fannie Mae 7.125%, 6/15/10; and Freddie Mac 2.875%, 6/28/10. Total collateral value is $223,393,798.
(g)

Non-income producing / security in default. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority. Effective June 30, 2009, the ‘Winding Up’ Committee of the bank announced that it is now accepting claims for debts. The Fund plans to submit its bonds before the December 31, 2009 deadline.

(h)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX BALANCED FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2009:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Common Stocks(a)	$11,421,139,044	$—	$—
Fixed Income Securities(b)	—	3,913,828,457	—
Short-term Investments
Money Market Fund	47,690,581	—	—
Repurchase Agreement	—	219,013,000	—

Total	$11,468,829,625	$4,132,841,457	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(b)	All fixed income securities held in the Fund are Level 2 securities. For a detailed break-out of fixed income securities by sector, please refer to the Portfolio of Investments.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2009, the cost of investments for federal income tax purposes was $16,124,897,259. Net unrealized depreciation aggregated $523,226,177, of which $1,683,682,556 represented appreciated securities and $2,206,908,733 represented depreciated securities.

Other. For more information please see the Fund’s most recent prospectus and annual report on the Fund’s website www.dodgeandcox.com.

DODGE & COX BALANCED FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2009, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions, and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/09 IF QR       Printed on recycled paper

2009

Third Quarter Report

September 30, 2009

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 5.8% for the third quarter of 2009, compared to a total return of 3.7% for the Barclays Capital Aggregate Bond Index (BCAG). For the nine months ended September 30, 2009, the Fund had a total return of 14.1%, compared to 5.7% for the BCAG. At quarter end, the Fund had net assets of $17.9 billion with a cash position of 3.4%.

MARKET COMMENTARY

U.S. equity and credit markets extended the gains achieved in the second quarter, fueled by an improving economic backdrop, the continuation of accommodative U.S. monetary and fiscal policies, and a receding financial sector crisis. The U.S. economic recovery appeared to be under way: evidence included a rebound in manufacturing and service sector activity, growing personal consumption, and an improvement in housing sector activity. Nevertheless, the economy is in a weakened state with the unemployment rate at a 26-year high of 9.8% and suboptimal credit conditions from both the borrower and lender perspective.

Despite encouraging recent news on the economy, U.S. Treasury yields generally fell quarter over quarter. The U.S. Treasury sector produced a 2.1% quarterly return, driven by small price gains and supplemented by income earned. Meanwhile, the corporate bond rally that began in March continued unabated: investment-grade corporates recorded a quarterly return of 8.1%, while high-yield corporates returned 14.2%. Financial sector issuers’ securities benefited particularly from the improved environment and somewhat greater regulatory clarity.

Government Sponsored Enterprise (GSE)-guaranteed mortgage backed securities (GSE MBS)1 continued their solid run, posting a 2.3% quarterly return and outperforming short-duration Treasuries for a third consecutive quarter. The Federal Reserve and U.S. Treasury continued to support the GSE MBS market through significant secondary market purchases. Meanwhile, improving conditions in the securitized markets, aided by government support and renewed investor risk appetite, led the commercial mortgage-backed securities (CMBS) and asset-backed securities

(ABS) sectors to strong returns of 12.7% and 6.3%, respectively.

INVESTMENT STRATEGY

The Fund continued to feature significant, above-benchmark weightings in the Corporate and GSE MBS sectors and, conversely, a very small weighting in the relatively low-yielding Treasury sector. During the third quarter, we reduced the Corporate sector weighting slightly—by 4 percentage points—to just over 45%. This reduction in part reflected opportunistic trims to certain holdings where we found the risk/reward relationship to be less compelling after the recent corporate bond rally. For example, we purchased bonds of several highly rated issuers at attractive new issue yields in the challenging market environment of late 2008/early 2009. Since then, their yields declined to levels where we believed their future total returns could be matched or surpassed by lower risk GSE MBS. We also increased the Fund’s exposure to California General Obligation bonds (taxable municipal securities). This provides a good illustration of our ongoing search for relative value across sectors of the bond market.

Notwithstanding the recent reduction in their weighting, we continue to find corporate bonds generally attractive over our extended investment horizon. While we would caution that future returns from the Corporate sector are unlikely to match those generated year to date, we believe the additional yield they provide versus alternatives such as U.S. Treasuries will likely produce attractive relative returns. Despite the “rising tide lifts all boats” character of the recent corporate bond rally, we recognize that security selection within the sector is a critical determinant of successful long-term investing in corporate bonds. For example, as the economy and credit markets continue to improve, “event risk” (i.e., transformative corporate transactions like M&A activity and share repurchases that are financed with debt) could resurface as many companies have significant cash positions. At the same time, certain companies and industries may still be prone to elevated levels of defaults even as the economy regains its footing. We believe our intensive, fundamental research-based investment

PAGE 1 ▪ DODGE & COX INCOME FUND

approach is essential in navigating the always-challenging credit rapids. We have an experienced team of portfolio managers and analysts focused on researching the key risks and opportunities of the Fund’s investments, allowing us to make reasoned, long-term investments, even in companies that might be experiencing short-term difficulties.

Likewise, we continue to find attractive long-term investment opportunities in GSE MBS, despite the significant rally that has also occurred within this sector. Certainly, valuations are fuller for the broad MBS market, as yield premiums relative to U.S. Treasuries are significantly less than at the height of the financial sector crisis. However, the composition of the Fund’s MBS portfolio differs meaningfully from that of the broad market (i.e., the MBS component of the BCAG), which is dominated by lower-coupon, newer-issue 30-year MBS that are targeted by the Federal Reserve and U.S. Treasury purchase programs. Instead, we have focused the Fund’s MBS holdings on securities backed by pools of loans with somewhat higher note rates that have the potential to produce higher income streams.

Of course, MBS with higher underlying note rates face a theoretically higher risk of prepayment—the primary risk facing GSE MBS investors—which can dampen MBS returns through loss of premium paid or lower-than-expected reinvestment rates. Through our security selection efforts within the sector, we seek to capture the yield premium associated with MBS while mitigating prepayment risk. We pay close attention to the underlying characteristics of the mortgage loans (e.g., loan-to-value, type of loan, loan age, geographic concentration, borrower credit profile, and loan servicer) as these can provide significant insight into the inclination and/or ability of the underlying mortgage borrowers to take advantage of refinancing opportunities. Many of the Fund’s MBS have characteristics such as lower loan balances, negative home equity, and adverse credit scores, which can leave the underlying borrowers constrained in today’s tighter mortgage lending world. In the recent past, these characteristics have provided important protection from high rates of prepayments for the Fund’s MBS, despite the proliferation of government programs to facilitate refinancing.

With respect to the Fund’s duration positioning: as we weigh the likely path of inflation over our investment horizon, we necessarily consider market expectations. With long-term (10- to 30-year) U.S. Treasury rates between three and four percent, it would be fair to characterize long-term inflation expectations as subdued. And while inflation may be quiescent over the near term as the economy stabilizes, the intermediate and long-term outlook is much more questionable for several reasons. First, the twin levers of U.S. monetary and fiscal policy have been engaged in an unprecedented, expansionary fashion for over a year, creating both rapid money supply growth and a growing need for additional U.S. Treasury issuance to fund record budget deficits. Second, the U.S. and international economies appear to be at the beginning of a recovery cycle after emerging from the deep recession. Third, current U.S. dollar weakness could put upward pressure on import prices, and commodity prices have been rising in recent months. As bond investors start to focus on these factors, in the context of the low inflation expectations embedded in today’s very low long-term U.S. Treasury rates, interest rates may move higher. We continue to position the Fund defensively vis-à-vis interest rate exposure (Fund duration was 3.7 years at quarter end versus 4.4 years for the BCAG) and favor securities selected from the Corporate and GSE MBS sectors. These securities provide higher yields, helping us to build an income advantage for the Fund that could mitigate the potentially eroding effects of inflation and the decline in bond prices associated with rising interest rates.

IN CLOSING

While we are very pleased with the Fund’s recent returns, we caution you that such absolute and relative returns are unlikely to be repeated in the near future. The Fund’s yield-to-maturity is currently 4.3%, far lower than the 8% yield it carried just under a year ago (October 31, 2008). As we move forward through today’s somewhat less choppy waters, we remain unwavering in our efforts to seek long-term investment opportunities through our in-depth fundamental research efforts.

DODGE & COX INCOME FUND ▪ PAGE 2

Thank you for your continued confidence in our firm and in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

November 3, 2009

[1]	The U.S. government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the BCAG by 2.1 percentage points for the third quarter.

Key Contributors To Relative Results

▪

The Fund’s significant Corporate sector overweight (49% at the beginning of the quarter versus 19% for the BCAG) meaningfully benefited relative returns, as the Corporate sector strongly outperformed other major bond market sectors.

▪

Many corporate holdings performed extremely well: AIG, Dillard’s, Ford Motor Credit, GMAC, Macy’s, Xerox, and cumulative capital securities from Bank of America and JPMorgan were particularly strong performers. In addition, the Fund’s State of California taxable municipal holdings performed strongly.

▪	The Fund’s GSE MBS holdings posted solid absolute and relative returns.
▪	The Fund’s sizable nominal yield advantage enhanced returns, as did its underweight to U.S. Treasuries.

Key Detractors From Relative Results

▪	The Fund holds no CMBS and few ABS, both of which continued to perform strongly (though they represent a very small component of the BCAG).
▪	Weak performance from SLM Corp. (Sallie Mae) detracted moderately from relative returns.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 1999

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2009

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	17.88%	5.28%	6.63%	7.51%
BCAG	10.56	5.13	6.30	7.20

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Barclays Capital Aggregate Bond Index is a widely-recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

PAGE 3 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	September 30, 2009

GENERAL INFORMATION
Net Asset Value Per Share	$12.89
Total Net Assets (billions)	$17.9
30-Day SEC Yield(a)	4.67%
Expense Ratio (1/1/09 to 6/30/09, annualized)	0.44%
Portfolio Turnover Rate (1/1/09 to 6/30/09, unannualized)	10%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 16 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	501	8,492
Effective Maturity (years)	6.5	6.6
Effective Duration (years)	3.7	4.4

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Ford Motor Credit Co.	2.7%
Time Warner, Inc.	2.3
GMAC, Inc.	2.2
Bank of America Corp.	2.2
Xerox Corp.	2.2

CREDIT QUALITY(d)	Fund	BCAG
U.S. Government & Government Related	48.2%	72.9%
Aaa	1.4	5.4
Aa	3.1	3.8
A	12.0	9.8
Baa	20.3	8.1
Ba	4.4	0.0
B	0.4	0.0
Caa	4.5	0.0
Ca	2.3	0.0
C	0.0	0.0
Cash Equivalents	3.4	0.0
Average Quality	Aa3	Aa1

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury & Government Related	8.8%	35.2%
Mortgage-Related Securities	41.3	37.8
Asset-Backed Securities/CMBS(b)	1.4	3.7
Corporate	45.1	19.1
Non-Corporate Yankee	0.0	4.2
Cash Equivalents	3.4	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	7.9%	0.0%
1-5	46.9	54.8
5-10	33.8	33.7
10-15	1.2	3.2
15-20	1.3	1.9
20-25	5.2	1.8
25 and Over	3.7	4.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the BCAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s or Fitch rating is reported. If unrated, the investment manager determines a comparable rating. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The BCAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the BCAG methodology, the Fund’s average credit quality would be A1. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX INCOME FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES: 96.6%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 8.8%
U.S. TREASURY: 4.7%
U.S. Treasury Notes 3.50%, 12/15/09	$125,000,000	$125,849,625
2.125%, 4/30/10	325,000,000	328,554,850
2.625%, 5/31/10	200,000,000	203,109,400
1.125%, 6/30/11	30,600,000	30,776,898
1.00%, 7/31/11	150,000,000	150,427,800

		838,718,573
GOVERNMENT RELATED: 4.1%
California Taxable General Obligation
5.25%, 4/1/14	35,700,000	37,079,448
7.50%, 4/1/34	97,025,000	106,550,914
5.65%, 4/1/39 (mandatory put, 4/1/13)	18,675,000	19,675,233
7.55%, 4/1/39	160,533,000	178,427,613
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	90,831	93,079
Series 92-20B, 8.10%, 2/1/12	139,128	144,173
Series 92-20C, 8.20%, 3/1/12	254,955	265,110
Series 92-20D, 8.20%, 4/1/12	173,086	176,885
Series 92-20G, 7.60%, 7/1/12	450,686	462,944
Series 92-20H, 7.40%, 8/1/12	280,048	290,223
Series 92-20I, 7.05%, 9/1/12	259,766	269,646
Series 92-20J, 7.00%, 10/1/12	483,395	495,343
Series 92-20K, 7.55%, 11/1/12	572,342	588,538
Series 92-20L, 7.45%, 12/1/12	236,685	244,274
Series 93-20B, 7.00%, 2/1/13	328,599	341,145
Series 93-20C, 6.50%, 3/1/13	1,269,269	1,319,548
Series 93-20D, 6.75%, 4/1/13	363,675	373,594
Series 93-20E, 6.55%, 5/1/13	1,812,928	1,868,814
Series 93-20F, 6.65%, 6/1/13	657,483	680,055
Series 93-20L, 6.30%, 12/1/13	938,713	976,479
Series 94-20A, 6.50%, 1/1/14	1,018,944	1,060,375
Series 94-20D, 7.70%, 4/1/14	268,092	279,672
Series 94-20E, 7.75%, 5/1/14	1,149,425	1,205,185
Series 94-20F, 7.60%, 6/1/14	618,654	647,040
Series 94-20G, 8.00%, 7/1/14	492,958	519,892
Series 94-20H, 7.95%, 8/1/14	376,654	401,587
Series 94-20I, 7.85%, 9/1/14	355,679	381,319
Series 94-20K, 8.65%, 11/1/14	435,913	456,639
Series 94-20L, 8.40%, 12/1/14	366,548	389,996
Series 95-20A, 8.50%, 1/1/15	133,690	143,287
Series 95-20C, 8.10%, 3/1/15	289,373	313,952
Series 97-20E, 7.30%, 5/1/17	742,933	814,185
Series 97-20J, 6.55%, 10/1/17	1,087,107	1,178,785
Series 98-20C, 6.35%, 3/1/18	4,300,140	4,657,078
Series 98-20H, 6.15%, 8/1/18	1,501,265	1,616,858
Series 98-20L, 5.80%, 12/1/18	1,055,498	1,121,556
Series 99-20C, 6.30%, 3/1/19	1,157,236	1,243,145
Series 99-20G, 7.00%, 7/1/19	2,718,453	2,953,304
Series 99-20I, 7.30%, 9/1/19	787,103	859,171
Series 01-20G, 6.625%, 7/1/21	7,748,532	8,430,484
Series 01-20L, 5.78%, 12/1/21	18,943,664	20,302,167

	PAR VALUE	VALUE
Series 02-20L, 5.10%, 12/1/22	$5,052,920	$5,348,504
Series 04-20L, 4.87%, 12/1/24	5,892,484	6,227,458
Series 05-20B, 4.625%, 2/1/25	7,968,462	8,351,745
Series 05-20E, 4.84%, 5/1/25	16,306,224	17,231,346
Series 05-20G, 4.75%, 7/1/25	14,496,558	15,320,479
Series 05-20I, 4.76%, 9/1/25	15,715,962	16,555,638
Series 06-20A, 5.21%, 1/1/26	16,961,778	18,000,815
Series 06-20B, 5.35%, 2/1/26	4,891,681	5,265,636
Series 06-20C, 5.57%, 3/1/26	24,700,766	26,791,903
Series 06-20G, 6.07%, 7/1/26	42,793,841	46,825,372
Series 06-20J, 5.37%, 10/1/26	15,204,640	16,420,360
Series 06-20L, 5.12%, 12/1/26	11,852,787	12,686,787
Series 07-20A, 5.32%, 1/1/27	23,308,234	25,137,329
Series 07-20C, 5.23%, 3/1/27	35,388,434	37,935,825
Series 07-20D, 5.32%, 4/1/27	38,158,034	41,199,008
Series 07-20G, 5.82%, 7/1/27	26,420,032	29,069,702

		727,666,642

		1,566,385,215
MORTGAGE-RELATED SECURITIES: 41.3%
FEDERAL AGENCY CMO & REMIC: 2.4%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%,5/15/25	315,464	353,698
Trust 1997-2Z, 7.50%, 6/15/27	23,571,132	25,876,683
Trust 1998-1 1A, 8.184%, 3/15/28	768,535	838,424
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,993,924	2,159,225
Trust 1998-58 PC, 6.50%, 10/25/28	11,373,482	12,331,724
Trust 2001-69 PQ, 6.00%, 12/25/31	16,275,883	17,272,661
Trust 2002-33 A1, 7.00%, 6/25/32	4,372,881	4,788,305
Trust 2008-24 GD, 6.50%, 3/25/37	42,317,922	45,438,869
Trust 2001-T4 A1, 7.50%, 7/25/41	3,790,171	4,228,409
Trust 2001-T10 A1, 7.00%, 12/25/41	6,039,239	6,612,967
Trust 2002-90 A1, 6.50%, 6/25/42	8,031,560	8,676,896
Trust 2002-W6 2A1, 7.00%, 6/25/42	6,502,854	7,120,625
Trust 2002-W8 A2, 7.00%, 6/25/42	3,428,363	3,754,058
Trust 2003-W2 1A2, 7.00%, 7/25/42	20,593,327	22,549,693
Trust 2003-W4 3A, 7.00%, 10/25/42	6,315,836	6,915,840
Trust 2003-07 A1, 6.50%, 12/25/42	8,223,350	8,729,292
Trust 2003-W1 1A1, 6.50%, 12/25/42	12,949,681	13,990,187
Trust 2003-W1 2A, 7.50%, 12/25/42	5,889,575	6,570,557
Trust 2004-W2 5A, 7.50%, 3/25/44	24,585,392	27,428,078
Trust 2004-W8 3A, 7.50%, 6/25/44	15,666,991	17,478,487
Trust 2005-W1 1A3, 7.00%, 10/25/44	14,391,308	15,758,482
Trust 2001-79 BA, 7.00%, 3/25/45	1,836,040	2,010,464
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,923,489	2,078,041
Trust 2006-W1 1A2, 7.00%, 12/25/45	12,834,226	14,053,478
Trust 2006-W1 1A3, 7.50%, 12/25/45	201,746	225,073
Trust 2006-W1 1A4, 8.00%, 12/25/45	14,655,052	16,216,731
Trust 2007-W10 1A, 6.147%, 8/25/47	81,813,528	87,310,816
Trust 2007-W10 2A, 6.139%, 8/25/47	22,730,597	24,159,594
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	23,495,926	25,377,130

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Series T-48 1A, 7.039%, 7/25/33	$5,806,938	$6,313,739
Ginnie Mae Series 1999-29 PB, 7.25%, 7/16/28	544,734	550,875

		437,169,101
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 38.9%
Fannie Mae, 10 Year 6.00%, 11/1/16	10,800,716	11,273,407
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/24	382,359,069	408,049,341
6.00%, 4/1/13-3/1/23	848,240,172	908,209,354
6.50%, 11/1/12-11/1/18	107,255,819	115,706,832
7.00%, 12/1/10-12/1/11	225,885	230,184
7.50%, 11/1/14-8/1/17	9,784,816	10,622,061
Fannie Mae, 20 Year
6.00%, 2/1/28	45,421,659	48,366,143
6.50%, 4/1/19-10/1/24	40,633,810	44,085,290
Fannie Mae, 30 Year
6.00%, 11/1/28-1/1/39	1,052,935,454	1,116,377,313
6.50%, 12/1/32-7/1/38	817,653,612	874,817,270
7.00%, 4/1/32-12/1/37	837,279,302	915,415,129
8.00%, 1/1/12	34,883	36,770
Fannie Mae, Hybrid ARM
2.497%, 9/1/34	11,146,366	11,234,303
2.671%, 8/1/34	3,179,301	3,219,150
3.929%, 10/1/33	13,208,816	13,491,924
4.153%, 10/1/34	14,966,190	15,414,530
4.162%, 12/1/36	18,956,118	19,406,686
4.216%, 1/1/35	11,912,209	12,294,073
4.295%, 1/1/36	18,738,909	19,505,078
4.466%, 7/1/34	12,076,607	12,409,067
4.467%, 8/1/34	14,235,110	14,910,777
4.493%, 1/1/35	8,983,537	9,321,255
4.50%, 6/1/35-7/1/35	15,004,167	15,686,056
4.66%, 8/1/35	15,684,198	16,301,816
4.702%, 1/1/36	20,903,303	21,791,095
4.715%, 7/1/35	12,448,790	12,960,645
4.756%, 10/1/35	21,135,194	22,076,066
4.759%, 7/1/35	11,360,270	11,826,044
4.772%, 11/1/36	14,121,088	14,737,750
4.799%, 8/1/35	40,559,289	42,244,741
4.868%, 12/1/35	13,711,685	14,259,998
4.919%, 10/1/35	10,863,846	11,281,764
4.984%, 4/1/35	18,933,505	19,588,589
4.997%, 9/1/35	15,227,376	15,804,815
5.085%, 7/1/35	13,366,696	14,007,437
5.237%, 1/1/37	24,025,086	25,165,557
5.279%, 11/1/35	12,909,445	13,351,481
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	14,397,907
Pool 555162, 4.826%, 1/1/13	14,297,501	15,166,808
Pool 555191, 4.858%, 2/1/13	14,438,662	15,337,056
Pool 545892, 5.235%, 10/1/12	42,500,914	45,395,643
Pool 888559, 5.424%, 6/1/17	36,389,276	39,863,791

	PAR VALUE	VALUE
Pool 888015, 5.547%, 11/1/16	$47,600,688	$52,383,012
Pool 555172, 5.677%, 12/1/12	2,483,478	2,651,933
Pool 545987, 5.835%, 9/1/12	18,630,811	20,161,590
Pool 545685, 5.909%, 4/1/12	11,098,006	11,778,589
Pool 545708, 6.047%, 5/1/12	1,841,397	1,974,518
Pool 545547, 6.095%, 3/1/12	12,270,698	13,238,499
Pool 545527, 6.113%, 2/1/12	8,659,536	9,347,145
Pool 545209, 6.13%, 10/1/11	23,316,623	24,984,230
Pool 545059, 6.224%, 5/1/11	21,785,686	22,959,847
Pool 545179, 6.253%, 9/1/11	16,395,251	17,436,321
Freddie Mac, Hybrid ARM
3.531%, 8/1/34	5,878,996	6,051,221
3.988%, 9/1/33	35,564,295	36,644,470
4.136%, 1/1/35	10,446,832	10,750,236
4.235%, 3/1/35	6,168,376	6,346,353
4.382%, 9/1/35	22,502,482	23,340,109
4.527%, 4/1/35	4,597,520	4,664,760
4.643%, 4/1/36	21,019,979	21,853,558
4.686%, 8/1/35	9,420,806	9,737,247
4.725%, 2/1/34	35,675,018	36,538,878
4.74%, 8/1/35	12,752,913	13,298,835
4.83%, 2/1/35	7,648,566	7,983,842
4.849%, 10/1/35-1/1/36	33,287,842	34,793,530
5.144%, 1/1/36	51,181,154	53,283,650
5.149%, 5/1/37	21,105,310	22,153,875
5.298%, 1/1/37	18,969,542	19,911,759
5.327%, 7/1/37	57,502,580	60,217,852
5.449%, 3/1/37	35,791,428	37,720,552
5.523%, 4/1/37	51,887,853	54,641,300
5.858%, 8/1/36	21,093,095	22,242,520
5.961%, 1/1/36	15,735,815	16,149,902
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	5,363,305	5,755,078
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	99,300,219	105,996,874
6.00%, 4/1/13-11/1/23	260,944,090	278,646,836
6.50%, 2/1/11-9/1/18	38,241,848	41,014,013
7.00%, 12/1/11-3/1/12	331,627	339,356
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	48,330,044	51,295,348
6.00%, 7/1/25	11,609,003	12,436,367
6.50%, 7/1/21-10/1/26	27,987,041	30,112,503
Freddie Mac Gold, 30 Year
6.00%, 12/1/27-2/1/33	293,932,973	312,832,566
6.50%, 5/1/17-3/1/38	348,978,295	372,640,319
7.00%, 4/1/31-11/1/38	55,434,739	60,378,175
7.90%, 2/17/21	1,773,773	1,955,963
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,476,675	1,625,551
7.50%, 9/15/17-5/15/25	4,882,845	5,426,278
7.80%, 6/15/20-1/15/21	1,305,686	1,443,563

		6,942,779,919

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(g)
GSMPS Mortgage Loan Trust(b)
Series 2004-4 1A4, 8.50%, 6/25/34	$9,725,466	$8,525,617

		7,388,474,637
ASSET-BACKED SECURITIES: 1.4%
STUDENT LOAN: 1.4%
SLM Student Loan Trust
Series 2008-3 A1, 1.004%, 1/25/14	8,248,272	8,266,067
Series 2007-8 A1, 0.734%, 7/27/15	3,136,422	3,136,176
Series 2006-7 A2, 0.494%, 10/25/16	1,116,587	1,116,588
Series 2006-8 A2, 0.504%, 10/25/16	12,693,898	12,681,903
Series 2005-2 A4, 0.584%, 4/25/17	25,049,545	24,916,361
Series 2007-2 A2, 0.504%, 7/25/17	133,175,000	131,694,613
Series 2007-3 A2, 0.514%, 10/25/17	10,000,000	9,869,666
Series 2006-3A 4, 0.584%, 7/25/19	56,000,000	55,111,834

		246,793,208
CORPORATE: 45.1%
FINANCIALS: 15.7%
American International Group, Inc.
8.25%, 8/15/18	78,900,000	66,867,750
Bank of America Corp.
7.375%, 5/15/14	74,255,000	82,620,865
5.30%, 3/15/17	105,000,000	100,727,655
7.625%, 6/1/19	107,395,000	121,011,719
8.00%, 12/15/26(a)	14,790,000	14,087,475
5.625%, 3/8/35(a)	21,450,000	16,632,116
6.625%, 5/23/36(a)	64,470,000	56,250,075
Boston Properties, Inc.
6.25%, 1/15/13	74,643,000	77,495,482
5.625%, 4/15/15	35,385,000	35,945,597
5.00%, 6/1/15	17,444,000	16,990,430
2.875%, 2/15/37	27,300,000	26,242,125
Capital One Financial Corp.
7.375%, 5/23/14	44,835,000	50,036,488
6.75%, 9/15/17	142,693,000	150,966,503
CIGNA Corp.
7.00%, 1/15/11	13,710,000	14,362,665
6.375%, 10/15/11	28,755,000	30,607,627
8.50%, 5/1/19	46,685,000	53,579,487
7.65%, 3/1/23	3,597,000	3,580,267
7.875%, 5/15/27	27,840,000	27,772,432
8.30%, 1/15/33	7,625,000	7,430,685
6.15%, 11/15/36	38,000,000	33,673,700
Citigroup, Inc.
6.125%, 11/21/17	117,170,000	115,599,562
2.14%, 5/15/18	161,225,000	141,424,235
General Electric Capital Corp. 5.90%, 5/13/14	29,225,000	31,486,854
GMAC, Inc.(b)
6.875%, 9/15/11	365,945,000	345,818,025
6.875%, 8/28/12	35,495,000	32,655,400
8.00%, 11/1/31	31,191,000	25,108,755

	PAR VALUE	VALUE
Health Net, Inc.
6.375%, 6/1/17	$46,160,000	$40,620,800
HSBC Holdings PLC(c) (United Kingdom)
6.50%, 5/2/36	41,975,000	45,933,770
6.50%, 9/15/37	78,475,000	84,880,208
JPMorgan Chase & Co.
8.75%, 9/1/30(a)	26,580,000	29,161,977
5.875%, 3/15/35(a)	16,935,000	15,240,020
5.85%, 8/1/35(a)	22,090,000	19,797,791
6.80%, 10/1/37(a)	27,038,000	27,210,124
Kaupthing Bank HF(b),(c),(e) (Iceland)
7.125%, 5/19/16	118,913,000	11,891
Liberty Mutual Group, Inc.(b)
4.875%, 2/1/10	15,225,000	15,059,863
7.25%, 9/1/12	18,165,000	17,309,527
SLM Corp. 8.45%, 6/15/18	124,665,000	99,420,337
Travelers Cos., Inc. 5.00%, 3/15/13	17,118,000	18,063,380
5.50%, 12/1/15	14,187,000	15,335,168
6.25%, 6/20/16	44,360,000	49,605,630
5.75%, 12/15/17	36,090,000	39,559,620
Unum Group 7.625%, 3/1/11	11,517,000	11,872,691
6.85%, 11/15/15(b)	21,150,000	20,950,705
7.19%, 2/1/28	11,640,000	8,495,427
7.25%, 3/15/28	25,730,000	19,304,766
6.75%, 12/15/28	8,027,000	6,297,182
WellPoint, Inc. 6.375%, 1/15/12	7,662,000	8,200,715
5.00%, 12/15/14	15,750,000	16,338,821
5.25%, 1/15/16	129,895,000	132,463,024
7.00%, 2/15/19	35,743,000	40,631,105
Wells Fargo & Co. 0.633%, 4/23/12	54,560,000	53,196,440
2.253%, 5/1/13	166,225,000	168,522,991
6.00%, 11/15/17	80,000,000	84,690,351
5.75%, 2/1/18	36,100,000	38,206,652

		2,805,354,950
INDUSTRIALS: 25.5%
AT&T, Inc. 4.95%, 1/15/13	5,492,000	5,855,570
8.00%, 11/15/31	160,005,000	199,372,310
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	73,655,000	81,399,160
Boston Scientific Corp. 5.45%, 6/15/14	51,258,000	51,386,145
6.25%, 11/15/15	15,000,000	15,131,250
6.40%, 6/15/16	88,522,000	89,739,177
Comcast Corp. 5.30%, 1/15/14	48,040,000	51,405,778
5.85%, 11/15/15	25,060,000	27,450,774

PAGE 7 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
5.90%, 3/15/16	$41,815,000	$44,938,664
6.50%, 1/15/17	42,070,000	46,174,686
6.30%, 11/15/17	16,370,000	17,934,792
5.875%, 2/15/18	58,260,000	62,077,545
6.45%, 3/15/37	3,120,000	3,303,734
6.95%, 8/15/37	10,674,000	11,913,913
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,750,000	36,333,669
Cox Communications, Inc. 5.45%, 12/15/14	67,029,000	72,004,295
5.875%, 12/1/16(b)	78,390,000	82,397,767
9.375%, 1/15/19(b)	88,095,000	111,305,566
8.375%, 3/1/39(b)	57,000,000	70,313,775
Dillard’s, Inc. 7.85%, 10/1/12	1,900,000	1,786,000
7.13%, 8/1/18	24,015,000	18,671,663
7.75%, 7/15/26	21,666,000	14,624,550
7.75%, 5/15/27	12,903,000	8,774,040
7.00%, 12/1/28	28,825,000	18,303,875
Dow Chemical Co. 8.55%, 5/15/19	119,470,000	134,301,723
7.375%, 11/1/29	49,034,000	50,996,782
9.40%, 5/15/39	44,115,000	54,331,328
Ford Motor Credit Co.(f) 7.375%, 2/1/11	305,048,000	303,456,565
7.25%, 10/25/11	186,055,000	180,938,487
7.80%, 6/1/12	525,000	507,938
General Electric Co. 5.00%, 2/1/13	31,739,000	33,481,503
HCA, Inc. 8.75%, 9/1/10	28,685,000	29,115,275
7.875%, 2/1/11	54,800,000	55,279,500
6.95%, 5/1/12	147,133,000	144,558,172
6.30%, 10/1/12	27,100,000	26,016,000
6.25%, 2/15/13	39,655,000	37,870,525
6.75%, 7/15/13	9,603,000	9,194,873
5.75%, 3/15/14	17,175,000	15,156,938
Hewlett-Packard Co. 6.125%, 3/1/14	164,240,000	184,906,976
Lafarge SA(c) (France) 6.50%, 7/15/16	84,446,000	84,393,643
Liberty Media Corp. 8.50%, 7/15/29	12,043,000	9,995,690
8.25%, 2/1/30	29,445,000	24,292,125
Macy’s, Inc. 8.00%, 7/15/12	11,672,000	11,794,369
7.625%, 8/15/13	7,155,000	7,172,888
8.875%, 7/15/15	70,935,000	74,836,425
5.90%, 12/1/16	15,549,000	14,245,869
6.65%, 7/15/24	6,735,000	5,311,389
7.00%, 2/15/28	31,350,000	25,236,750
6.70%, 9/15/28	20,550,000	15,618,000
6.90%, 4/1/29	40,795,000	32,636,000

	PAR VALUE	VALUE
6.90%, 1/15/32	$35,070,000	$27,135,062
6.70%, 7/15/34	74,042,000	57,619,188
6.375%, 3/15/37	12,725,000	10,025,315
Nordstrom, Inc. 6.75%, 6/1/14	44,265,000	48,558,395
6.25%, 1/15/18	16,725,000	17,334,710
6.95%, 3/15/28	12,720,000	13,125,776
Pfizer, Inc. 4.45%, 3/15/12	93,630,000	99,455,752
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,275,000	7,133,087
8.625%, 1/15/19	84,635,000	104,267,950
Roche Holding AG(b),(c) (Switzerland)
4.50%, 3/1/12	112,425,000	118,959,591
6.00%, 3/1/19	65,675,000	73,105,404
Sprint Nextel Corp. 6.00%, 12/1/16	91,655,000	81,802,087
6.90%, 5/1/19	16,110,000	14,418,450
6.875%, 11/15/28	24,290,000	20,282,150
Time Warner Cable, Inc. 8.75%, 2/14/19	52,934,000	65,210,983
8.25%, 4/1/19	85,785,000	103,687,986
Time Warner, Inc. 7.625%, 4/15/31	197,158,000	220,962,857
7.70%, 5/1/32	161,683,000	182,829,035
Wyeth 5.50%, 2/1/14	110,940,000	121,158,351
5.50%, 2/15/16	15,025,000	16,307,874
5.45%, 4/1/17	47,470,000	51,437,305
Xerox Corp. 7.125%, 6/15/10	65,100,000	67,182,884
6.875%, 8/15/11	52,650,000	56,155,595
8.25%, 5/15/14	36,000,000	40,671,395
6.40%, 3/15/16	47,366,000	49,627,490
7.20%, 4/1/16	25,591,000	27,779,952
6.75%, 2/1/17	53,331,000	56,446,650
6.35%, 5/15/18	87,920,000	91,111,902

		4,552,037,607
TRANSPORTATION: 3.9%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,883,000	8,225,201
4.875%, 1/15/15	13,135,000	13,796,190
4.70%, 10/1/19	77,795,000	78,721,383
7.57%, 1/2/21	20,640,959	24,201,765
8.251%, 1/15/21	6,476,464	7,900,448
5.72%, 1/15/24	26,096,130	26,997,300
5.629%, 4/1/24	37,337,692	38,405,578
5.342%, 4/1/24	8,813,154	8,853,471
5.996%, 4/1/24	48,568,891	52,193,029
CSX Corp. 9.75%, 6/15/20	10,272,000	13,956,638
6.251%, 1/15/23	21,245,434	22,852,922

DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2009

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FedEx Corp. 7.375%, 1/15/14	$22,705,000	$25,602,953
8.00%, 1/15/19	18,510,000	22,497,702
6.72%, 7/15/23	22,257,903	24,255,085
7.65%, 7/15/24	2,669,229	3,086,347
Norfolk Southern Corp. 7.70%, 5/15/17	29,475,000	34,835,677
9.75%, 6/15/20	14,188,000	19,375,658
Union Pacific Corp. 5.375%, 5/1/14	22,886,000	24,561,393
4.875%, 1/15/15	10,764,000	11,343,329
6.85%, 1/2/19	7,102,654	7,842,276
7.875%, 1/15/19	13,425,000	16,644,731
6.70%, 2/23/19	7,799,699	8,691,525
7.60%, 1/2/20	1,524,212	1,817,052
6.125%, 2/15/20	47,300,000	52,882,630
6.061%, 1/17/23	15,559,548	17,301,369
4.698%, 1/2/24	5,673,578	5,463,359
5.082%, 1/2/29	10,425,699	10,262,904
5.866%, 7/2/30	58,626,697	65,989,589
6.176%, 1/2/31	41,075,347	43,953,189

		692,510,693

		8,049,903,250

TOTAL FIXED INCOME SECURITIES (Cost $16,719,946,199)		$17,251,556,310

SHORT-TERM INVESTMENTS: 4.8%
COMMERCIAL PAPER: 0.3%
Time Warner Cable, Inc.(b) 10/6/09	39,925,000	39,923,060
10/19/09	25,000,000	24,995,250

		64,918,310
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	53,479,819	53,479,819

REPURCHASE AGREEMENT: 4.2%
Fixed Income Clearing Corporation(d) 0.01%, 10/1/09, maturity value $748,215,208	748,215,000	748,215,000

TOTAL SHORT-TERM INVESTMENTS (Cost $866,613,129)		$866,613,129

TOTAL INVESTMENTS (Cost $17,586,559,328)	101.4%	$18,118,169,439
OTHER ASSETS LESS LIABILITIES	(1.4)%	(252,349,992)

NET ASSETS	100.0%	$17,865,819,447

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, all such securities in total represented $986,440,196 or 5.5% of net assets.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Federal Agricultural Mortgage Corporation 0.00%, 6/29/10; Federal Home Loan Bank 0.00%-0.93%, 3/30/10-3/31/10 and Freddie Mac 1.45%-2.875%, 6/28/10-9/10/10. Total collateral value is $763,183,070.

(e)

Non-income producing / security in default. On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority. Effective June 30, 2009, the ‘Winding Up’ Committee of the bank announced that it is now accepting claims for debts. The Fund plans to submit its bonds before the December 31, 2009 deadline.

(f)	Subsidiary (see Note below)
(g)	Rounds to 0.0%.

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX INCOME FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of September 30, 2009:

Security Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)	LEVEL 3 (Significant Unobservable Inputs)
Fixed Income Securities
U.S. Treasury	$838,718,573	$—	$—
Government Related	—	727,666,642	—
Mortgage-related Securities	—	7,388,474,637	—
Asset-backed Securities	—	246,793,208	—
Corporate	—	8,049,903,250	—
Short-term Investments
Commercial Paper	—	64,918,310	—
Money Market Fund	53,479,819	—	—
Repurchase Agreement	—	748,215,000	—

Total	$892,198,392	$17,225,971,047	$—

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2009, the cost of investments for federal income tax purposes was $17,586,559,937. Net unrealized appreciation aggregated $531,609,502, of which $822,805,312 represented appreciated securities and $291,195,810 represented depreciated securities.

Other. For more information please see the Fund’s most recent prospectus and annual report on the Fund’s website www.dodgeandcox.com.

DODGE & COX INCOME FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Associate Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX INCOME FUND